EXHIBIT 10.49

                           LOAN AND SECURITY AGREEMENT

                                     between

                          KELTIC FINANCIAL PARTNERS, LP

                                       and

                               DELTA COMPUTEC INC.

                                  May 31, 2001


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                                TABLE OF CONTENTS


1.   DEFINITIONS...............................................................1

2.   REVOLVING LOAN............................................................9

          2.1  Making of Revolving Loans/Definition of Revolving Loan
                 Limit.........................................................9
          2.2  Payment of Revolving Loans/Balance/Statements/etc..............10

3.   ADDITIONAL PROVISIONS RE: INTEREST AND PAYMENTS..........................11

          3.1  Interest Rate..................................................11
          3.2  Interest Calculation; Lawful Rate..............................11
          3.3  Interest Payments..............................................11
          3.4  Default Rate...................................................12
          3.5  Non-Business Days..............................................12
          3.6  Fees...........................................................12

4.   SECURITY INTEREST........................................................12

          4.1  Grant of Security Interests....................................12
          4.2  Further Assurances.............................................13

5.   REPRESENTATIONS AND WARRANTIES...........................................13

          5.1  Organization and Qualification.................................13
          5.2  Due Authorization; No Default..................................13
          5.3  No Governmental Consent Necessary..............................14
          5.4  No Proceedings.................................................14
          5.5  Financial Statements...........................................14
          5.6  No Change in Financial Condition; Solvency.....................14
          5.7  Compliance With Laws...........................................14
          5.8  No Other Violations............................................14
          5.9  Taxes and Assessments..........................................15
          5.10 Accounts.......................................................15
          5.11 Inventory......................................................15
          5.12 Books and Records..............................................15
          5.13 Location of Collateral.........................................15
          5.14 Places of Business.............................................15
          5.15 Other Names or Entities........................................15
          5.16 Title and Liens................................................15
          5.17 ERISA..........................................................16
          5.18 O.S.H.A........................................................16
          5.19 Environmental Matters..........................................16

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          5.20 Labor Disputes.................................................17
          5.21 Intellectual Property..........................................17
          5.22 Representations and Warranties True, Accurate and Complete.....17

6.   AFFIRMATIVE COVENANTS....................................................17

          6.1  Maintenance of Existence and Qualifications....................17
          6.2  Payment of Taxes and Other Obligations.........................17
          6.3  Maintenance of Properties......................................17
          6.4  Notice of Adverse Events.......................................17
          6.5  Information and Documents to be Furnished to Lender............18
          6.6  Access to Records and Property.................................20
          6.7  Insurance......................................................20
          6.8  Condition of Collateral; No Liens..............................21
          6.9  Proceeds of Collateral.........................................21
          6.10 Records........................................................21
          6.11 Delivery of Documents..........................................21
          6.12 United States Contracts........................................21
          6.13 Further Assurances.............................................21
          6.14 Related Entities...............................................21

7.   NEGATIVE COVENANTS.......................................................22

          7.1  No Consolidation, Merger, Acquisition, Liquidation.............22
          7.2  Disposition of Assets or Collateral............................22
          7.3  Liens..........................................................22
          7.4  Liabilities....................................................22
          7.5  Loans..........................................................22
          7.6  Guaranties; Contingent Liabilities.............................22
          7.7  Dividends and Other Distributions..............................23
          7.8  Transactions With Affiliates...................................23
          7.9  Sale of Inventory..............................................23
          7.10 Removal of Collateral..........................................23
          7.11 Transfer of Notes or Accounts..................................23
          7.12 Settlements....................................................23
          7.13 Modification of Governing Documents ...........................23
          7.14 Change of Business.............................................23
          7.15 Change of Location or Name.....................................23
          7.16 Change of Accounting Practices.................................23
          7.17 Inconsistent Agreement.........................................23
          7.18 Related Entities...............................................23

8.   CONDITIONS TO MAKING EXTENSIONS OF CREDIT................................24

          8.1  Initial Extension of Credit....................................24
          8.2  Conditions to All Extensions of Credit.........................27

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9.   ADDITIONAL POWERS OF LENDER..............................................27

          9.1  Powers of Lender...............................................27
          9.2  Irrevocability; Lender's Discretion............................28

10.  EVENTS OF DEFAULT........................................................29

          10.1 Failure to Pay.................................................29
          10.2 Failure to Perform.............................................29
          10.3 Cross Default; Default on Other Debt...........................29
          10.4 False Representation or Warranty...............................29
          10.5 Cessation of Business..........................................29
          10.6 Change in Condition............................................29
          10.7 Change of Control..............................................29
          10.8 Change in Management...........................................29
          10.9 Insecurity.....................................................29
          10.10 Liquidation or Dissolution....................................30
          10.11 Inability to Pay Debts........................................30
          10.12 Bankruptcy; Insolvency........................................30
          10.13 Judgments.....................................................30
          10.14 Attachment....................................................30
          10.15 Condemnation..................................................30
          10.16 Loss of Lien..................................................30
          10.17 Environmental Laws............................................30
          10.18 Necessary Licenses............................................30
          10.19 ERISA.........................................................30
          10.20 Guaranty......................................................31

11.  REMEDIES.................................................................31

          11.1 Rights in General..............................................31
          11.2 Specific Rights Regarding Collateral...........................31
          11.3 Set-Off........................................................33
          11.4 Cumulative Remedies; No Waiver by Lender.......................33
          11.5 Waivers and Agreements Relating to Remedies....................33

12.  ADDITIONAL WAIVERS AND CONSENTS OF BORROWER..............................34

          12.1 Waivers........................................................34
          12.2 Consents.......................................................34
          12.3 Applications of Payments.......................................34

13.  TERMINATION OF AGREEMENT.................................................34

          13.1 Termination By Lender..........................................34
          13.2 Termination By Borrower........................................34

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          13.3 Effect on Revolving Loan Limit.................................34
          13.4 Mutual Release.................................................35

14.  COSTS, EXPENSES AND TAXES................................................35

          14.1 Obligation of Borrower for Costs, Expenses and Taxes...........35
          14.2 Reimbursements Charged to Revolving Loan ......................35

15.  INDEMNIFICATION BY BORROWER/WAIVER OF CLAIMS.............................36

          15.1 Indemnification................................................36
          15.2 Savings Clause for Indemnification.............................36
          15.3 Waiver.........................................................36

16.  MISCELLANEOUS............................................................37

          16.1 Entire Agreement; Amendments; Lender's Consent.................37
          16.2 Notices........................................................37
          16.3 Gender.........................................................38
          16.4 Participation; Assignment......................................38
          16.5 Cross Default; Cross Collateral................................38
          16.6 Binding Effect; Governing Law..................................38
          16.7 Execution in Counterparts......................................38
          16.8 Severability of Provisions.....................................38
          16.9 Table of Contents; Headings....................................38
          16.10 Exhibits and Schedules........................................38
          16.11 Further Assurances............................................38

17.  FURTHER ACKNOWLEDGMENTS AND AGREEMENTS OF BORROWER AND LENDER............39

          17.1 General Acknowledgments........................................39
          17.2 Waiver of Jury Trial...........................................40
          17.3 Consent to Jurisdiction; Service of Process....................40
          17.4 Acknowledgment of Waivers......................................40

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                             EXHIBITS AND SCHEDULES:

Exhibit A:        Borrowing Base Certificate
Exhibit B:        Notice of Borrowing
Exhibit C:        Revolving Note

Schedule 1:       Description of Borrower Collateral
Schedule 5.5:     Financial Statements
Schedule 5.13:    Collateral Locations, Landlords and Mortgagees
Schedule 5.14:    Other Offices and Locations of Business
Schedule 5.15:    Other Names/Entities
Schedule 5.16:    Liens and Encumbrances
Schedule 5.19:    Environmental Disclosures

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     This is a LOAN AND SECURITY AGREEMENT (this "Agreement") made as of May 31,
2001, between KELTIC FINANCIAL PARTNERS, LP ("Lender"), having offices at 555 Theodore Fremd Avenue, Suite C-209, Rye, New York 10580, and Delta Computec Inc., a corporation organized under the laws of the State of New York ("Borrower"), having its principal place of business located at 900 Huyler Street, Teterboro, New Jersey 07608.

                              W I T N E S S E T H:

     WHEREAS, Borrower has requested and Lender has agreed to provide a revolving loan facility to Borrower; and

     WHEREAS, the revolving loan facility is to be secured by, among other things, the accounts, inventory, equipment and all the other assets of Borrower; and

     WHEREAS, Borrower and Lender wish to memorialize the terms of their agreements by this writing;

     NOW, THEREFORE, for and in consideration of the mutual covenants contained herein and other good and valuable consideration, receipt of which is hereby acknowledged, it is agreed as follows:

1    DEFINITIONS:

     "Account" -- all items described in the UCC definition thereof and all of the following, whether or not so described (in all cases whether now existing or hereafter created): all obligations of any kind at any time due or owing to Borrower and all rights of Borrower to receive payment or any other consideration (whether classified under the UCC or the law of any other state as accounts, accounts receivable, contract rights, chattel paper, General Intangibles, or otherwise) including without limitation invoices, contract rights, accounts receivable, general intangibles, choses-in-action, notes, drafts, acceptances, instruments and all other debts, obligations and liabilities in whatever form owing to Borrower from any person, firm, corporation, governmental authority or other entity, together with all security for any thereof, and all of Borrower's rights to goods sold (whether delivered, undelivered, in transit or returns), represented by any thereof, together with all proceeds and products of any of the foregoing.

     "Account Debtor" -- as described in the UCC definition thereof, including, whether or not so described, any Person who is or may become obligated under or with respect to or upon an Account, General Intangible or Chattel Paper.

     "Affiliate" -- as to any Person, any other Person (i) which directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with, such Person; or (ii) which beneficially

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owns or holds ten percent (10%) or more of any class of the voting securities or other equity interest of such Person; or (iii) of which such Person beneficially owns or holds ten percent (10%) or more of any class of the voting securities or other equity interest.

     "Agreement" -- this Loan and Security Agreement, all exhibits and schedules hereto and all extensions, renewals, amendments, modifications, substitutions and replacements hereto and hereof.

     "Authorized Person" -- any natural Person authorized in writing by Borrower to sign a Notice of Borrowing or any other notice, certificate, report or document provided by Borrower to Lender.

     "Base Rate" -- the rate per annum which is the Prime Rate upon any date of the determination thereof.

     "Blocked Account" -- as defined in Section 2.2(b)(i) .

     "Borrower" -- as defined in the preamble to this Agreement.

     "Borrower Collateral" -- all the following, wherever located and whether now existing or hereafter created or arising and whether now owned or hereafter acquired by Borrower: (i) the Accounts; (ii) the Inventory; (iii) the Equipment;
(iv) all documents of title, policies or certificates of insurance, securities, chattel paper and other documents and instruments evidencing or pertaining to any thereof; all claims of Borrower against third parties for loss of or damage to, or otherwise relating to, any of the Collateral; (v) all moneys, drafts, notes, items, leases, general or special deposits, balances, sums, proceeds and credits of Borrower; (vi) all other property of Borrower; (vii) all rights and remedies which Borrower might exercise with respect to any of the foregoing but for the execution of this Agreement; and (viii) all accessions and additions to, replacements and substitutions for, and proceeds and products of, the items described in the preceding clauses (i) through (vii), all as more fully described in Schedule 1 attached hereto.

     "Borrowing Base Certificate" -- a certificate substantially in the form of Exhibit A attached hereto and made a part hereof which shall be completed by Borrower periodically as Lender shall require and shall be submitted to Lender and shall include a record of Borrower's daily sales and collections since the previously submitted such certificate, and which shall serve as the basis for calculating Borrower's Revolving Loan availability.

     "Business Day" -- any day on which Lender is open and conducting business, other than a Saturday, Sunday or legal holiday which banks located in the State of New York are allowed to close.

     "Code" -- the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder.

     "Collateral" -- collectively, the Borrower Collateral and the Guarantor Collateral.

     "Compliance Certificate" -- as defined in Section 6.5(d).

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     "Credit  Facility"  -- the  Revolving  Loan  facility of One  Million  Five
Hundred Thousand Dollars ($1,500,000.00).

     "Default" -- any event which, but for the lapse of time, giving of notice or any other condition, would constitute an Event of Default.

     "Default Rate" -- a rate of interest equal to the rate which otherwise would be in effect from time to time plus three percent (3%) per annum.

     "Eligible Account" -- an Account which has been identified and described to Lender's satisfaction, is represented by Borrower (by its acceptance of Revolving Loans thereon) as meeting all of the following criteria on its origination date and thereafter until collected, and is in all other respects acceptable to Lender:

          (a) Borrower is the sole owner of the Account and has not sold, assigned or otherwise transferred it, and the Account is not subject to any claim, lien or security interest;

          (b) The Account is bona fide and legally enforceable and owing to Borrower for the sale of goods or performance of services in the ordinary course of business and the Account does not require any further act on the part of Borrower or any other Person to make it owing by the Account Debtor (except if such Account is generated in the normal course of Borrower's business, consistent with Borrower's practice in effect as of the date of this Agreement), and Borrower has delivered to Lender (or, at the time of origination of the Account, if required by Lender, will deliver to Lender) invoices, billings, shipping documents and other documents evidencing the obligation to pay the Account;

          (c) The Account Debtor is not domiciled in any country other than the United States of America unless such Account is supported by a documentary letter of credit issued in United States dollars, duly assigned to and in the possession of Lender, from a financial institution acceptable to Lender, the terms and conditions of which letter of credit are acceptable to Lender or by credit insurance duly assigned to Lender issued by an insurance company, and in form and substance, in all respects acceptable to Lender;

          (d)  The  Account  is  evidenced   by  a  written   invoice  or  other
documentation which is in form and substance satisfactory to Lender;

          (e) The Account does not arise out of a contract with, or order from, an Account Debtor that, by its terms, forbids or makes void or unenforceable the grant of the security interest from Borrower to Lender in and to the Account arising with respect thereto, nor is the Account originated in or subject to the laws of a jurisdiction wherein such agreement of a security interest is similarly void, invalid or unenforceable;

          (f) The Account does not represent a conditional sale, consignment, bill and hold, guaranteed sale or return, or other sale on a basis which would make the Account Debtor payment obligation conditional other than that of absolute sale (except if such Account is generated in the normal course of Borrower's business, consistent with Borrower's practice in effect as of the date of this Agreement), is not evidenced by any note, instrument, chattel paper or like document;

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          (g) The  Account  does not arise  out of a  contract  with the  United
States of America or any of its departments, agencies or instrumentalities unless the Borrower shall have taken all actions deemed necessary by Lender to perfect the Lender's security interest therein, including but not limited to any notices or filings required under the Assignment of Claims Act of 1940 as amended, or other applicable statutes or laws;

          (h) The Account is invoiced, for payment, on the date goods or services represented thereby are shipped or rendered to, as the case may be, the Account Debtor (except if such Account is generated in the normal course of Borrower's business, consistent with Borrower's practice in effect as of the date of this Agreement) and the invoice has not been outstanding for more than 90 days;

          (i) The Account is not due from an Account Debtor whose Accounts are fifty percent (50%) or more outstanding for more than 90 days past the original invoice date of such Accounts;

          (j) The amount of the Account included in calculating the Revolving Loan Limit does not exceed twenty percent (20%) of Borrower's total Eligible Accounts at the time outstanding; provided, however, the aggregate amount of all Accounts from St. Barnabas Healthcare System, St. Barnabas Corporate Data Center and St. Barnabas System Business Office shall not exceed forty percent (40%) of Borrower's total Eligible Accounts at the time outstanding, and the aggregate amount of all Accounts from Morgan Stanley shall not exceed forty (40%) of Borrower's total Eligible Accounts at the time outstanding;

          (k) The Account is not subject to any defense, offset, counterclaim, recoupment, claim of reduction or claims for credits, allowances or adjustments because of returned, inferior or damaged goods or unsatisfactory servicing or for any other reason;

          (l) Borrower has not received any notice, nor has it any knowledge, of any facts which adversely affect the credit of the Account Debtor;

          (m) The Account Debtor is not a Related Entity nor a director or officer of Borrower or an Affiliate of any director or officer;

          (n) The Account duly complies with all applicable laws; and

          (o) The Account is not otherwise deemed unsatisfactory by Lender, as determined by Lender in its sole and absolute discretion.

     "Encumbrance" -- any security interest, mortgage, charge, claim, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any capitalized lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the UCC) in, upon, or against Borrower or any Guarantor or any asset of Borrower or any Guarantor, whether or not voluntarily given.

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     "Environmental  Claim" -- any claim, suit, notice,  order,  demand or other communication made by any Person, with respect to Borrower or any Guarantor or any of their properties, whether owned or leased, that: (i) asserts a violation of an Environmental Law; (ii) asserts a liability under an Environmental Law;
(iii) orders any investigation, corrective action, remediation or other response under an Environmental Law; (iv) demands information under an Environmental Law;
(v) alleges personal injury or property damage resulting from Hazardous Substances; or (vi) alleges that there is or may be contamination.

     "Environmental Law" -- any Governmental Rule, now or hereafter in effect, concerning protection of the environment or regulation of the discharge of substances into the environment, including but not limited to those concerning air emissions, water discharges and treatment, storage tanks, and the handling, generation, treatment, storage and disposal of waste materials, chemical substances, pollutants, contaminants, toxic substances, pathogens, radioactive materials or hazardous substances of any kind, whether solid, liquid or gaseous, including without limitation the Comprehensive Environmental Response, Compensation and Liability Act of 1980 as amended, 42 U.S.C.ss.9601 et seq., as further amended by the Superfund Amendments and Reauthorization Act of 1986; the Resource Conservation and Recovery Act of 1976, 42 U.S.C.ss.6901 et seq.; the Federal Water Pollution Control Act, 33 U.S.C.ss.1251 et seq.; the Clean Air Act, 42 U.S.C.ss.7401 et seq.; the National Environmental Policy Act, 42 U.S.C.ss.4321 et seq.; the Refuse Act, 33 U.S.C.ss.401 et seq.; the Hazardous Materials Transportation Act of 1975, 49 U.S.C.ss.ss.1801-1812; the Toxic Substances Control Act, 15 U.S.C.ss.2601 et seq.; the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C.ss.136 et seq.; the Safe Drinking Water Act, 42 U.S.C.ss.300 et seq.; each as amended and as now or hereafter in effect, and their state and local counterparts or equivalents, including any regulations promulgated thereunder.

     "Equipment" -- all items described in the UCC definition thereof and all of the following, whether or not so described (in all cases whether now owned or hereafter acquired by Borrower and wherever located): all equipment, machinery, furniture, fixtures, motor vehicles, parts, supplies and tools, and all other tangible personal property similar to any of the foregoing, and all repairs, modifications, alterations, replacements, additions, controls and operating accessories therefor and proceeds and products thereof.

     "ERISA" -- as defined in Section 5.17

     "Event of Default" -- as defined in Section 10.

     "GAAP" -- generally accepted accounting principles in effect in the United States of America, consistently applied from period to period.

     "General Intangible" -- all items described in the UCC definition thereof and all of the following whether or not so described, owned by Borrower or in which Borrower has any right, title or interest, whether now owned or in existence or hereafter created or acquired: any chose in action, cause of action, business records, deposit account, invention, design, patent, patent application, trademark, trademark application, service mark, service mark application, trade name, trade name application, trade secret, goodwill, copyright, copyright application, registration, license, franchise, customer list, tax refund claim, computer program, claims under guaranties, security interests, rights to indemnification or any other intangible property of any kind or nature (other than an Account).

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     "Governmental Authority" -- (i) any nation, state, government, jurisdiction or jurisdictional authority (domestic, foreign or international), any political subdivision thereof, and any governmental, quasi-governmental, judicial, public, statutory, administrative or regulatory body, agency, department, bureau, authority, court, commission, board, office, instrumentality, administrative tribunal or other entity of any of the foregoing and any official thereof and
(ii) any arbitrator, arbitration tribunal or other non-governmental entity which has jurisdiction over Borrower or any Guarantor as a result of (A) the consent of Borrower or such Guarantor or (B) being vested with such jurisdiction by any other Governmental Authority.

     "Governmental Rule" -- any constitutional provision, law, statute, code, act, rule, regulation, permit, license, treaty, ordinance, order, writ, injunction, decree, judgment, guideline, award, standard, directive, decision, determination, demand or holding of any Governmental Authority, whether in existence on the date hereof or whether issued, enacted or adopted hereafter, and any change therein or in the interpretation or application thereof following the date hereof.

     "Guarantor" -- NQL Inc., a corporation of the State of Delaware, and any Person who is at any time a guarantor or surety for Borrower.

     "Guarantor Collateral" -- all property of any Guarantor, whether real, personal or mixed in and to which Lender is granted a security interest, mortgage lien or other interest at any time, whether pursuant to the Relevant Documents or otherwise. (Lender acknowledges that, as of the date of this Agreement, NQL Inc. has not granted to Lender a security interest, mortgage, lien or other interest in and to any of its property, except as provided in that certain Warrant and that certain Continuing Unlimited Corporate Guaranty delivered to Lender contemporaneously herewith.)

     "Inventory" -- all items described in the UCC definition thereof and all of the following, whether or not so described (in all cases whether now owned or hereafter acquired by Borrower and wherever located): all goods, merchandise or other personal property held for sale or lease or to be furnished under labels and other devices, names or marks affixed thereto for purposes of selling or identifying the same or the seller or manufacturer thereof, and all right, title and interest of Borrower therein and thereto; all raw materials; all work or goods in process; and all materials and supplies of any kind or description used or usable in connection with the manufacture, packaging, shipping, advertisement, sale or finishing of any of the foregoing, together with all proceeds and products of any of the foregoing.

     "Lender" -- as defined in the preamble to this Agreement.

     "Liabilities" -- all of the following:

          (a) all items which in accordance with GAAP would be included in determining total liabilities as shown on the liability side of a consolidated balance sheet of Borrower and each Subsidiary and Guarantor as at the date on which such liabilities are to be determined, including, without limitation, capitalized lease obligations;

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          (b) all  obligations of other Persons which Borrower or any Subsidiary or Guarantor has guaranteed;

          (c) All  reimbursement   obligations  (contingent  or  otherwise)   in
connection with letters of credit or letter of credit guarantees issued for the account or upon the application of Borrower or any Subsidiary or Guarantor; and

          (d) the Obligations.

     "Lockbox" -- as defined in Section 2.2(b)(i).

     "Material Adverse Effect" -- any material adverse effect on (a) the business, assets, operations, prospects or condition, financial or otherwise, of Borrower or any Guarantor; (b) Borrower's or any Guarantor's ability to pay or perform the Obligations in accordance with their terms; (c) the value of the Collateral or the perfection or priority of Lender's liens; (d) the validity or enforceability of this Agreement or any of the Relevant Documents; or (e) the practical realization of the benefits, rights and remedies inuring to Lender hereunder or under the Relevant Documents. Notwithstanding anything contained herein to the contrary, as to NQL Inc., a decline in NQL Inc.'s stock price or a delisting of NQL Inc. from trading on a nationally recognized stock exchange shall not constitute a Material Adverse Effect.

     "Notice of Borrowing" -- an irrevocable notice of borrowing substantially in the form of Exhibit B attached hereto and made a part hereof by which Borrower shall request Lender to make a Revolving Loan.

     "Obligations" -- all the following:

          (a) all principal of and interest on the Revolving Loans and all other sums payable by Borrower under the terms of this Agreement or any of the Relevant Documents;

          (b) all other indebtedness, liabilities, obligations and agreements of every kind and nature of Borrower to or with Lender or any Affiliate of Lender whether pursuant to this Agreement, any of the Relevant Documents or otherwise, whether in the form of refinancing, letters of credit, bankers acceptances, interest rate agreements, hedge or currency contracts, guaranties, loans, interest, overdrafts, charges, fees, expenses or otherwise, whether direct or indirect, whether acquired outright, conditionally or as collateral security from another, whether absolute or contingent, joint or several, liquidated or unliquidated, secured or unsecured, and whether arising by operation of law or otherwise;

          (c) any participation or interest of Lender or any Affiliate of Lender in any indebtedness, liabilities, obligations or agreements of Borrower to or with others; and

          (d) all out-of-pocket costs and expenses incurred by Lender in connection with this Agreement and the Relevant Documents at any time, including, but not limited to, the expenses and reasonable fees of Lender's counsel, whether of outside counsel or the allocated cost of Lender's in-house counsel;

in each case whether now existing or hereafter created, whether now or hereafter contemplated, and including without limitation any future advances, renewals, extensions modifications or changes in form of, or substitutions for, any of the items described in the preceding clauses (a) through (e).

     "PBGC" -- as defined in Section 5.17.

     "Permitted Encumbrance" -- any or any combination of the following:

          (a) The liens and security interests in the Collateral granted to Lender;

          (b) Liens for taxes, assessments, governmental charges or levies on Borrower or any of Borrower's properties, but only if such taxes, assessments, governmental charges or levies (i) are at the time not due and payable or if they can thereafter be paid without penalty or are being contested in good faith by appropriate proceedings diligently conducted and with respect to which Borrower has created adequate reserves in conformity with GAAP; and (ii) are not pursuant to any Environmental Law;

          (c) Pledges or deposits to secure payment of workers' compensation obligations, unemployment insurance, deposits or indemnities to secure public or statutory obligations or for similar purposes;

          (d) Mechanics', carriers', workmen's, repairmen's and other similar statutory liens incurred in the ordinary course of Borrower's business, so long as the liability secured is not overdue or, if overdue, is being contested in good faith by appropriate actions or proceedings diligently conducted with respect to which Borrower has created adequate reserves in conformity with GAAP or has adequate insurance protection; provided, however, that at no time may the aggregate amount of such liens exceed $10,000.00; and

          (e) Encumbrances existing on the date hereof and listed on Schedule 5.16.

     "Person" -- any individual, partnership, corporation, association, trust, business trust, joint venture, joint stock company, limited liability company, limited liability partnership, limited partnership, unincorporated organization or enterprise or Governmental Authority.

     "Plan" -- as defined in Section 5.17.

     "Prime Rate" -- the rate published as the Base Rate in the "Money Rates" column of the Wall Street Journal, from time to time or, in the event that the Wall Street Journal is not available at any time, such rate as is published in another publication chosen by Lender in its sole and absolute discretion.

     "Related Entity" -- any Subsidiary or Affiliate of Borrower and any unincorporated association or other Person through which Borrower conducts any part of its business.

     "Relevant Documents" -- any and all documents and instruments delivered to Lender pursuant or incident to this Agreement or in connection with any of the Revolving Loans by Borrower or any Related Entity.

     "Revolving Loan" or "Revolving Loans" -- the loans made to Borrower pursuant to Section 2.

     "Revolving Loan Limit" -- as defined in Section 2.1(c).

     "Revolving Note" -- as defined in Section 2.1(a).

     "Subsidiary" -- any Person of which another Person owns a majority of the equity interest or other controlling interest.

     "Subordination   Agreement"  --  that  certain   Standstill   Subordination
Agreement being entered into contemporaneously herewith between NQL Inc., Lender and Borrower, as same may be amended, modified, replaced or substituted.

     "Termination Date" -- (a) the date that is one day prior to the date that is one (1) year from the date hereof or any extended date that is agreed upon in writing, or (b) such earlier date as otherwise provided for under the terms and conditions of this Agreement.

     "UCC" -- the Uniform Commercial Code as in effect from time to time in the State of New York, and, as to issues of perfection and exercise of remedies only, the Uniform Commercial Code as in effect from time to time in the jurisdiction (i) wherein any of the Collateral is located or (ii) governing the Collateral.

All accounting terms used herein, if not otherwise defined, shall be defined in conformity with GAAP.

2.   REVOLVING LOAN

     2.1  Making of Revolving Loans/Definition of Revolving Loan Limit

          (a) Making of Revolving Loans. Subject to the terms and conditions set forth herein, Lender shall, upon the request of Borrower, from the date hereof through the Termination Date, make Revolving Loans hereunder to Borrower from time to time in an aggregate principal amount not in excess at any time outstanding of the Revolving Loan Limit, which Revolving Loans shall be evidenced by a note in the form attached hereto as Exhibit C (the "Revolving Note"). Borrower may repay and reborrow subject to the terms and conditions set forth herein. The Revolving Loans shall be payable in accordance with the terms of this Agreement.

          (b) Purposes of Revolving Loans. Borrower may obtain Revolving Loans solely for the ordinary working capital purposes of Borrower and to make payments and other distributions to NQL Inc. in accordance with the provisions of the Subordination Agreement. At such time as Borrower requests a Revolving Loan, Lender may require evidence that is satisfactory, in Lender's sole discretion, that such Revolving Loan shall be used for the purpose stated by Borrower.

          (c) Definition of Revolving Loan Limit. Borrower's Revolving Loan Limit shall be the lesser of: (i) One Million Five Hundred Thousand Dollars ($1,500,000.00); or (ii) seventy five percent (75%) of the face amount of Eligible Accounts, which percentage Lender may increase or decrease from time to time as Lender in its sole and absolute discretion may determine. Lender shall have the right to increase or decrease the Revolving Loan Limit from time to time and/or establish such reserves as it shall deem necessary from time to time; and the sums advanced pursuant thereto shall nevertheless be secured by the Collateral and subject to the terms of this Agreement. The Revolving Loan Limit shall be subject to the limitation stated in Section 13.3 in the event of notice of termination of this Agreement.

          (d) Procedure for Requesting Revolving Loans. Each Revolving Loan shall be requested in writing via facsimile by a Notice of Borrowing executed by an Authorized Person, not later than 11:00 A.M. Eastern Time on any Business Day on which a Revolving Loan is requested.

     2.2  Payment of Revolving Loans/Balance/Statements/etc.

          (a) Repayment. The entire outstanding principal balance of the Revolving Loans, plus all accrued and unpaid interest thereon and all fees and other amounts payable under this Agreement and the Relevant Documents, shall be due and payable, in full, on the Termination Date.

          (b) Collection and Remittance.

               (i) Borrower covenants and agrees to (x) open one or more bank accounts in the name of Borrower but over which Lender shall have the sole power of withdrawal ("Blocked Account"), and
                    (y), if Lender shall require at any time, to open a lockbox account ("Lockbox") over which Lender shall have the sole power of withdrawal. All proceeds of Accounts and all payments from the sale of Inventory, in each case whether cash, checks, drafts, notes, acceptances or other forms of payment, if received by Borrower shall be received by Borrower in trust for Lender, and Borrower agrees to deliver such payments forthwith, in the identical form in which received, to Lender or to the Blocked Account or Lockbox, as Lender shall require from time to time.

               (ii) Collected  funds in any Blocked  Account or Lockbox shall be swept daily and the proceeds deposited to an account of Lender as Lender shall elect.

               (iii)Not later than 2:00 p.m.  Eastern Time on each Business Day,
                    Borrower shall notify Lender of the remittances deposited to the Lockbox or Blocked Account on such Business Day.

          (c) Determination of Balance of Revolving Loans. In determining the outstanding balance of the Revolving Loans, (i) available funds received from the Blocked

Account or the Lockbox in the Lender's account at Fleet Bank Connecticut, Account Name: Keltic Financial Partners, LP fob Fleet Capital Corp.; Account No. _________, ABA _____________, before Noon Eastern Time of a Business Day will be credited on that Business Day, and thereafter on the following Business Day;
(ii) any other form of funds received by Lender will be credited on the Business Day when Lender has received notification that such funds are collected and available to Lender if before Noon (Eastern Time), and thereafter on the following Business Day; (iii) all credits shall be conditional upon final payment to Lender in cash or solvent credits of the items giving rise to them and, if any item is not so paid, the amount of any credit given for it shall be charged to the balance of the Revolving Loans whether or not the item is returned; and (iv) for the purpose of computing interest on the Revolving Loans and other Obligations, interest shall continue to accrue on the amount of any payment credited to Borrower's Revolving Loan balance by Lender for a period of three (3) Business Days after the date so credited.

          (d) Statements of Account. Any statement of account rendered by Lender shall be considered correct, accepted by Borrower and conclusively binding upon Borrower, unless Borrower gives Lender written notice to the contrary within ten
(10) Business Days after the sending of the statement by Lender. If Borrower disputes the correctness of any such statement, Borrower's notice shall specify in detail the particulars of its basis for contending that such statement is incorrect.

          (e) Excess Revolving Loan Balance. If the aggregate outstanding amount of Revolving Loans at any time should exceed the Revolving Loan Limit, such excess (i) shall nevertheless be secured by the Collateral and be subject to the terms of this Agreement and (ii) shall be payable immediately upon demand by Lender.

3.   ADDITIONAL PROVISIONS RE: INTEREST AND PAYMENTS

     3.1 Interest Rate. Interest shall accrue on the outstanding principal balance of the Revolving Loans at a rate equal at all times to the Base Rate in effect from time to time during the period for which interest is being calculated plus two and one half (2 1/2%) percentage points per annum. The applicable interest rate shall change as and when the Base Rate changes without notice to Borrower.

     3.2 Interest Calculation; Lawful Rate.

          (a) Interest on the Revolving Loans shall be calculated on a daily basis, with each day representing 1/360th of a year, upon the aggregate outstanding principal balance of all Revolving Loans.

          (b) If the interest rate calculated in accordance with any provision of this Agreement would at any time exceed the maximum permitted by any law then applicable, then for such period as such rate would exceed the maximum permitted by such law (and no longer) the rate of interest payable shall be reduced to the maximum permitted by such law.

     3.3 Interest Payments. Interest shall be due and payable by Borrower, in arrears, on the first (1st) day of each month and shall be paid by Lender's making an advance in the amount of the interest due against the Revolving Loan. Lender shall present an invoice to Borrower on a monthly basis reflecting the interest payment due, but any failure or delay by Lender in submitting any invoice for interest shall not discharge or relieve Borrower of its obligation to make such interest payment.

     3.4 Default Rate. Upon the occurrence and during the continuance of any Event of Default, the Revolving Loans shall, at the option of Lender, bear interest at the Default Rate.

     3.5 Non-Business Days. If any payment pursuant to this Agreement or any of the Relevant Documents shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the interest or other payment due.

     3.6 Fees.

          (a) Closing Commitment Fee. Borrower has paid Lender, and Lender acknowledges receipt of, the sum of $22,500.00, representing the closing/commitment fee due to Lender. The closing/commitment fee shall be deemed fully earned and non-refundable, upon the execution of this Agreement.

          (b) Facility Fee: Borrower shall pay to Lender a facility fee calculated as one percent (1%) per annum of the Credit Facility (the "Facility Fee"), which fee shall be deemed fully earned and non-refundable upon the execution of this Agreement. The Facility Fee for each annual period shall be paid in twelve (12) equal monthly installments. One-twelfth (1/12th) of the Facility Fee shall be charged by Lender on the first (1st) Business Day of each month to Borrower's Revolving Loan and shall be deemed fully earned on execution of this Agreement. In the event a Termination Date shall occur prior to the date that is one day prior to the first anniversary of the date hereof, any unpaid portion of the Facility Fee shall become immediately due and payable.

          (c) Field Examinations. Lender, at such intervals as Lender shall elect, and whether by its own employees or by agents chosen by Lender, shall conduct field examinations at Borrower's premises, provided, however, Lender shall in no event conduct field examinations more than three (3) times in any fiscal year of Borrower, unless there shall occur or be continuing a Default or Event of Default, in which event, Lender shall be authorized to conduct field examinations at such intervals as Lender shall elect. Borrower shall pay or reimburse Lender for all reasonable costs and expenses incurred by Lender in conducting such field examinations. Payments due from Borrower to Lender for field examinations shall be paid by Lender's making an advance in the amount of such costs and expenses, against the Revolving Loan on the first (1st) Business Day of the month following each field examination.

4.   SECURITY INTEREST

     4.1 Grant of Security Interests. As security for the due and punctual payment and performance of all of the Obligations, whether pursuant to this Agreement or otherwise, Borrower hereby pledges, transfers and assigns to Lender, and grants to Lender, first priority security interests in (a) all of the Borrower Collateral wherever located and whether now existing or hereafter created and whether now owned or hereafter acquired by Borrower, and (b) all accessions and additions thereto, replacements and substitutions therefor, and proceeds, including, without limitation, all insurance proceeds and products thereof. The security interests granted hereby, and all remedies and other rights stated or referred to in this Agreement or any of the Relevant Documents, shall continue in full force and effect until full and final payment and performance of the Obligations and this Agreement is fully and finally terminated.

     4.2 Further Assurances. Borrower shall execute and deliver such financing statements and other documents (in form and substance satisfactory to Lender) and take such other actions as Lender may request from time to time in order to create, perfect or continue the security interests and other liens provided for by this Agreement under the UCC or other laws of the State of New York or under any other applicable state or federal law.

5.   REPRESENTATIONS AND WARRANTIES

Borrower represents and warrants to Lender, knowing and intending that Lender will rely thereon in making the Revolving Loans contemplated hereby, that the following statements are true and accurate:

     5.1 Organization and Qualification.

          (a) Borrower is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction stated at the beginning of this Agreement.

          (b) Borrower has the power and authority, and all necessary licenses or other authorizations, to own or lease its properties and to carry on its business as now conducted, and is duly qualified and in good standing in each jurisdiction wherein the nature of the property owned or used or of the business conducted requires such qualification.

     5.2 Due Authorization; No Default.

          (a) The execution, delivery and performance by Borrower of this Agreement, and the Relevant Documents are within Borrower's powers, have been duly authorized by all necessary action on the part of Borrower, and do not and will not (i) violate Borrower's Certificate of Incorporation or Bylaws or any Governmental Rule; (ii) constitute a breach of, or default under, any agreement, undertaking or instrument to which Borrower is a party or by which it may be affected, or (iii) result in the imposition of any Encumbrance or restrictions on any assets of Borrower, except in favor of Lender.

          (b) Borrower has delivered to Lender true and complete copies of Borrower's resolutions necessary to authorize the transactions contemplated by this Agreement and the Relevant Documents, and of Borrower's constitutive documents, all as in effect on the date hereof and certified by a duly authorized officer of Borrower.

          (c) This Agreement and the Relevant Documents upon their execution and delivery, will be legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms.

     5.3 No Governmental Consent Necessary. No authorization, approval or other action by, and no notice to or filing with, any Governmental Authority is required for the due execution, delivery and performance by Borrower of this Agreement or any of the Relevant Documents.

     5.4 No Proceedings. There are no pending or threatened claims, actions, proceedings or investigations before any Governmental Authority that may, singly or in the aggregate, have a Material Adverse Effect.

     5.5 Financial Statements.

          (a) Subject to any limitation stated therein, all balance sheets, income statements and other financial data which have been or shall hereafter be furnished to Lender do and will truly and fairly represent the financial condition of Borrower as at the respective dates thereof and the results of its operations for the periods ended on such dates, in accordance with GAAP. All other information, reports and other papers and data furnished to Lender are, or will be at the time the same are so furnished, true, accurate and complete in all material respects.

          (b) Except as shown on the most recent financial statements identified on Schedule 5.5, Borrower has no liabilities as of the date hereof which would have a Material Adverse Effect.

     5.6 No Change in Financial Condition; Solvency.

          (a) Except as disclosed on Schedule 5.5, there has been no material adverse change in Borrower's business, assets, operations, prospects or condition, financial or otherwise, since the date of its last financial statements identified on Schedule 5.5.

          (b) Borrower's assets, at a fair valuation, exceed Borrower's liabilities (including, without limitation, contingent liabilities), Borrower is paying its debts as they become due, and Borrower has capital and assets sufficient to carry on its business.

     5.7 Compliance With Laws. Borrower is in compliance with all Governmental Rules applicable to its ownership or use of properties or the conduct of its business, the non-compliance with which could have a Material Adverse Effect; Borrower has not received any notice of violation of any of the foregoing; and Borrower is not in violation of any Governmental Rule, which could have a Material Adverse Effect.

     5.8 No Other Violations. Borrower is not in violation of any term of its Certificate of Incorporation or Bylaws and no event or condition has occurred and is continuing which constitutes or results in (or would constitute or result in, with the giving of notice, lapse of time or other condition) (a) a breach of, or a default under, any material agreement, undertaking or instrument to which Borrower is a party or by which it or any of its property may be affected, or (b) the imposition of any Encumbrance on any property of Borrower.

     5.9 Taxes and Assessments. Borrower has filed all federal, state and local tax returns and other reports it is required to file (or has obtained valid, written extensions as to any not so filed), has paid all taxes, assessments, and other governmental charges due and payable, and has made adequate provision for the payment of such taxes, assessments and charges accrued but not yet payable. Borrower has no knowledge of any material deficiency or additional assessment in connection with any taxes, assessments or other governmental charges not provided for or disclosed in the financial statements set forth on Schedule 5.5.

     5.10 Accounts. The list of Accounts, dated May 23, 2001, delivered to Lender, is complete and contains an accurate aging thereof and, except as otherwise specified by Borrower to Lender in writing, each of said Accounts meets the criteria for a Eligible Account stated in the definition section of this Agreement.

     5.11 Inventory. Borrower's Inventory consists of items of a quality and quantity usable or salable in the ordinary course of its business; the values of obsolete items, items below standard quality and items in the process of repair have been written down to realizable market value, or adequate reserves have been provided therefor; and the values carried on said balance sheet are set at the lower of cost or market, in accordance with generally accepted accounting principles consistently applied.

     5.12 Books and Records. Borrower maintains its books and records relative to its Accounts and the other Borrower Collateral at 900 Huyler Street, Teterboro, New Jersey 07608.

     5.13 Location of Collateral. None of the Inventory, Equipment or other tangible property constituting part of the Borrower Collateral is or will be, or has been during the six months preceding execution of this Agreement, located in or on any premises other than those identified in Schedule 5.13. Schedule 5.13 contains an accurate record of all landlords of premises leased by Borrower and of all mortgagees of premises owned by Borrower.

     5.14 Places of Business. The principal place of business and chief executive office of Borrower is located at 900 Huyler Street, Teterboro, New Jersey 07608. Schedule 5.14 lists all of the other offices or locations in or from which Borrower conducts any of its business or operations.

     5.15 Other Name or Entities. Except as disclosed on Schedule 5.15, none of Borrower's business is conducted through any corporate subsidiary, unincorporated association or other entity and Borrower has not, within the seven years preceding the date of this Agreement, (a) changed its name, (b) used any name other than the name stated at the beginning of this Agreement, or (c) merged or consolidated with, or acquired the assets of, any other corporation or business.

     5.16 Title and Liens. Borrower and Guarantor have good and marketable title to all of the Collateral and all of their other property as sole owners thereof, free and clear of any Encumbrance, except the liens created by this Agreement and any liens or encumbrances identified on Schedule 5.16. Except as set forth on Schedule 5.16, none of the Collateral is subject to any prohibition against encumbering, pledging, hypothecating, or assigning the same or requires notice or consent in connection therewith.

     5.17 ERISA. Borrower is in compliance in all material respects with the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the related provisions of the Code and with all regulations and published interpretations issued thereunder by the United States Treasury Department, the United States Department of Labor and the Pension Benefit Guaranty Corporation ("PBGC"). Neither a reportable event as defined in Section 4043 of ERISA, nor a prohibited transaction as defined in Section 406 of ERISA or Section 4975 of the Code has occurred and is continuing with respect to any employee benefit plan subject to ERISA established or maintained, or to which contributions have been or may be made, by Borrower or by any trade or business (whether or not incorporated) which together with Borrower would be treated as a single employer under Section 4001 of ERISA (any such trade or business being referred to hereinafter as an "ERISA Affiliate," and any such employee benefit plan being referred to hereinafter as a "Plan").

     5.18 O.S.H.A. Borrower has duly complied with, and its facilities, business, leaseholds, equipment and other property are in compliance in all material respects with, the provisions of the federal Occupational Safety and Health Act and all rules and regulations thereunder and all similar state and local Governmental Rules. There are no outstanding citations, notices or orders of non-compliance issued to Borrower or relating to its facilities, business, leaseholds, equipment or other property under any such Governmental Rules.

     5.19 Environmental Matters. Except as disclosed in Schedule 5.19:

          (a) No property owned or used by Borrower is or has been used for the generation, manufacture, refining, transportation, treatment, storage, handling or disposal of any "hazardous substances" or "hazardous wastes". The following are all of the Standard Industrial Classification Codes applicable to the properties and operations of Borrower: 7376 and 7378. The following are all of the North American Industrial Classification System numbers applicable to the properties and operations of Borrower: 541513 and 811212; (b) Borrower is in
compliance with all applicable Environmental Laws; (c) there has been no contamination or release of hazardous substances at, upon, under or within any property owned or leased by Borrower, and there has been no contamination (as defined in any applicable Environmental Law) or release of hazardous substances (as defined in any applicable Environmental Law) on any other property that has migrated or threatens to migrate to any property owned or leased by Borrower;
(d) no hazardous substances are present at any property owned or leased by Borrower, nor will any hazardous substances be present upon any such property or in the operation thereof by Borrower, except such hazardous substances which are transported, used, stored, disposed of and otherwise handled in accordance with all Environmental Laws, in proper storage containers; (e) all permits and authorizations required under Environmental Laws for all operations of Borrower have been duly issued and are in full force and effect, including but not limited to those for air emissions, water discharges and treatment, storage tanks and the generation, treatment, storage and disposal of hazardous substances; (f) there are no past, pending or threatened Environmental Claims against Borrower or any property owned or leased by Borrower; and there is no condition or occurrence on any property owned or leased by Borrower that could reasonably be anticipated (i) to form the basis of an Environmental Claim against Borrower or its properties or (ii) to cause any property owned or leased by Borrower to be subject to any restrictions on its ownership, occupancy or transferability under any Environmental Law; and (g) the representations and warranties set forth in this Section 5.19 shall survive repayment of the Obligations and the termination of this Agreement and the Relevant Documents.

     5.20 Labor Disputes. There are no pending or, to Borrower's knowledge, threatened labor disputes which could have a Material Adverse Effect.

     5.21 Intellectual Property. Borrower is the owner of or possesses the right to use all necessary patents, trademarks, service marks, copyrights and other intellectual property necessary or useful in the operation of its business, in each case free of any claims or infringements.

     5.22 Representations and Warranties True, Accurate and Complete. None of the representations, warranties or statements to Lender contained in this Agreement, in any of the Relevant Documents or in any other writing delivered to Lender in connection with the Collateral, this Agreement or any of the transactions contemplated hereby or thereby, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make such representation, warranty or statement not materially misleading in light of the circumstances under which it is made. All of such representations, warranties and statements shall survive until full and final payment and performance of the Revolving Loans and all other Obligations under this Agreement and the Relevant Documents.

6.   AFFIRMATIVE COVENANTS

Borrower covenants and agrees that, until full and final payment and performance of all Obligations, Borrower shall, unless Lender shall otherwise consent in writing:

     6.1 Maintenance of Existence and Qualifications. Maintain and preserve in full force and effect its existence and good standing and all other rights, powers, franchises, licenses and qualifications necessary or desirable for its ownership or use of properties or the conduct of its business.

     6.2 Payment of Taxes and Other Obligations. Pay (a) when due, all taxes, assessments and governmental charges imposed upon it or any of its property or required to be collected by it, and (b) in the ordinary course of business, all other indebtedness and liabilities of any kind now or hereafter owing by it.

     6.3 Maintenance of Properties. Maintain its properties in good working order and condition.

     6.4 Notice of Adverse Events. Promptly notify Lender in writing of the occurrence or existence of any of the following: (a) any Event of Default or Default; (b) any matter or event which has resulted in, or may result in, a Material Adverse Effect; (c) any claim, action, proceeding or investigation filed or instituted against Borrower, or any adverse determination in any pending action, proceeding or investigation affecting it in excess of Twenty Thousand Dollars ($20,000.00); (d) any loss from casualty or theft in excess of Twenty Thousand Dollars ($20,000.00), whether or not insured, affecting property of Borrower; (e) whether or not otherwise reportable under this Section 6.4, any complaint, citation, order or other notice of a violation or a claim involving any of the following, if the liability or penalty therefor may exceed Twenty Thousand Dollars ($20,000.00) singly or in the aggregate.

     6.5 Information and Documents to be Furnished to Lender. Furnish to Lender in form and content satisfactory to it:

          (a) Annual Financial Statements. As soon as available NQL Inc. and its Subsidiaries, including, without limitation, Borrower, but in no event later than ninety (90) days after the end of each fiscal year of Borrower and NQL Inc., a consolidated and consolidating balance sheet of NQL Inc. and its Subsidiaries, including, without limitation, Borrower, as of the end of such year and consolidated and consolidating statements of income, cash flows and changes in stockholders' equity for such year (all in reasonable detail and with all notes and supporting schedules), audited by an independent certified public accountant satisfactory to Lender, as presenting fairly the financial condition of NQL Inc. and its Subsidiaries including, without limitation, Borrower, as of the dates and for the periods indicated and as having been prepared in accordance with GAAP, except as may be otherwise disclosed in such financial statements or the notes thereto.

          (b) Quarterly Financial Statements. As soon as available but in no event later than forty-five (45) days after the end of each quarter of each fiscal year of Borrower, except the fourth such quarter in any fiscal year a consolidated and consolidating balance sheet of Borrower and its Subsidiaries, if any, as of the end of such quarter and consolidated and consolidating statements of income, cash flows and changes in stockholders' equity for such quarter and for the period commencing at the end of the previous fiscal year and ending with the end of such quarter (all in reasonable detail and with all notes and supporting schedules), prepared by Borrower and certified by the chief financial officer of Borrower as presenting fairly the financial condition of Borrower as of the dates and for the periods indicated and as having been prepared in accordance with GAAP consistently applied, except as may be otherwise disclosed in such financial statements or the notes thereto.

          (c) Monthly Financial Statements. If requested by Lender, as soon as available but in no event later than thirty (30) days after the end of each month of each fiscal year of Borrower, a balance sheet of Borrower as of the end of such month and statements of income, cash flows and changes in stockholders' equity for such month and for the period commencing at the end of the previous fiscal year and ending with the end of such month (all in reasonable detail and with all notes and supporting schedules), prepared by Borrower and certified by the chief financial officer of Borrower as presenting fairly the financial condition of Borrower as of the dates and for the periods indicated and as having been prepared in accordance with GAAP consistently applied, except as may be otherwise disclosed in such financial statements or the notes thereto.

          (d) Compliance Certificate. Simultaneously with the delivery of each annual and quarterly financial statement referred to in Sections 6.5(a) and (b) a completed certificate in form and substance acceptable to Lender ("Compliance Certificate"), executed by an authorized officer of Borrower, and containing such additional information as Lender may request from time to time, (i) certifying that the financial statements being delivered with such Compliance

Certificate are true, complete and correct, (ii) setting forth in reasonable detail the calculations required to establish whether Borrower was in compliance with all financial covenants for the fiscal period in question, (iii) stating
(A) whether any Event of Default has occurred or is continuing since the date of the previously delivered Compliance Certificate and the details of same, (B) without limiting the requirements of (A), stating specifically whether any event has occurred since the date of the previously delivered Compliance Certificate which may result in an Event of Default; and (C) such other information as Lender may from time to time reasonably require to be included in the Compliance Certificate.

          (e) Projections. Not later than thirty (30) days prior to the beginning of each fiscal year, a month-to-month projected operating budget and cash flow of Borrower for such fiscal year.

          (f) Accounts and Accounts Payable Reports. On or before the 15th day of each month as at the close of the preceding month, or more frequently if Lender shall require: certificates and assignment schedules describing the Eligible Accounts in detail and total, Accounts Receivable and accounts payable agings and reconciliations and Collateral and Loan reconciliation reports, all in such form as Lender may require.

          (g) Daily Reporting. On or before 10:00 a.m. of each Business Day, in the form attached hereto as Exhibit D or such other form as Lender shall from time to time require, and signed by an Authorized Person, a report of all sales and collections for the preceding day or if Borrower was opened for business on a day other than a Business Day then for such day on the next Business Day.

          (h) Account Debtor Information. On the first (1st) Business Day after January 1 and July 1 of each year and at such other time as Lender may request, provide to Lender a list of all Account Debtors to whom Borrower has made a sale within the last six (6) months including the name of each Account Debtor, the current address of each Account Debtor, the name of Borrower's current contact at each Account Debtor and the current telephone number of each Account Debtor.

          (i) Borrowing Base Certificates/Sales and Collections. With each request for a Revolving Loan, and in any event not less frequently than weekly, a complete Borrowing Base Certificate, in form and substance acceptable to Lender, signed by the President of Borrower, accompanied by a report in form and substance as Lender shall require, of all sales and collections, on a day by day basis, since the prior Borrowing Base Certificate.

          (j) Guarantors' Financial Statements. As soon as available but in no event later than ninety (90) days after the end of each calendar year, a financial statement of each Guarantor in form and substance satisfactory to Lender.

          (k) Change in Status. As soon as is commercially practicable, notice identifying any Account that has ceased to be Eligible.

          (l) Rejection, Delay, Claims. As soon as is commercially practicable, notice of the rejection of goods, delay in performance, or claims made in regard to Accounts.

          (m) Violations. As soon as is commercially practicable, a copy of any complaint, citation, order or other notice of a violation or claim required to be reported pursuant to Subsections 6.4(c), 6.4(d) or 6.4(e), which could have a Material Adverse Effect.

          (n) Other Documents. As soon as commercially practicable after demand:

               (i) A certificate executed by an Authorized Person satisfactory to Lender stating that there then exists no Default or Event of Default;

               (ii) All  original  and  other  documents  evidencing  a right to payment, including but not limited to invoices, original orders, and shipping and delivery receipts; and

               (iii)Such  other   documents   or   information   as  Lender  may
                    reasonably request, including financial projections and cash flow analysis.

     6.6 Access to Records and Property. At any time and from time to time, upon request by Lender, give any representative of Lender access during normal business hours to inspect and audit the Collateral and Borrower's other property and to examine, copy and make extracts from Borrower's books and records.

     6.7 Insurance.

          (a) Liability and Property Insurance. Maintain at Borrower's expense (with such insurers, in such amounts and with such deductibles as is satisfactory to Lender) public liability and third party property damage insurance and insurance on the Collateral (including without limitation, insurance against fire, explosion, boiler damage, theft, burglary, spoilage, pilferage, loss in transit and all other hazards and risks ordinarily insured against by other owners or users of such properties in similar businesses), which insurance shall be evidenced by policies (i) in form and substance satisfactory to Lender, (ii) designating Lender and its assigns as additional co-insureds and loss payees as their interests may appear from time to time,
(iii) containing a "breach of warranty clause" whereby the insurer agrees that a breach of the insuring conditions or any negligence of Borrower or any other Person shall not invalidate the insurance as to Lender and its assigns, and (iv) requiring at least thirty (30) days' prior written notice to Lender and its assigns before cancellation or any material change shall be effective.

          (b) Copies of Policies. Upon request, deliver to Lender the original of each policy evidencing insurance required by this Section 6.7, together with evidence of payment of all premiums therefor.

          (c) Notice and Proof of Loss. In the event of loss or damage in an aggregate amount in excess of $20,000, forthwith notify Lender and file proofs of loss satisfactory to Lender with the appropriate insurer.

          (d) Proceeds. Forthwith upon receipt of insurance proceeds (for any loss or property damage) in an aggregate amount in excess of $20,000, at the option of Lender, (i) utilize same to repair, reconstruct, improve and restore the damaged property to substantially the same or an improved condition or utility value as existed prior to such event, or (ii) pay same to Lender to be credited against the Obligations, provided, however, Borrower's receipt of insurance proceeds of $20,000 or less shall be utilized to repair, reconstruct, improve or restore the damaged property as aforesaid.

          (e) No Duty for Lender. In no event shall Lender be required either to
(i) ascertain the existence of or examine any insurance policy, or (ii) advise Borrower in the event such insurance coverage shall not comply with the requirements of this Agreement.

     6.8 Condition of Collateral; No Liens. Maintain or cause to be maintained the Borrower Collateral and all its other assets and properties in good condition and repair at all times, preserve the Borrower Collateral and all its other assets and properties from loss, damage, or destruction of any nature whatsoever, and keep the Borrower Collateral and all its other assets and properties free and clear of any Encumbrance, except Permitted Encumbrances including any identified on Schedule 5.16.

     6.9 Proceeds of Collateral. Forthwith upon receipt, pay to Lender all proceeds of Collateral, whereupon such proceeds shall be applied to the Obligations in an order and manner as shall be determined in the sole and absolute discretion of Lender.

     6.10 Records. Maintain complete and accurate books and records of all its operations and properties, including records of the Collateral and the status of each of the Accounts.

     6.11 Delivery of Documents. Notify Lender if any proceeds of Accounts shall include, or any of the Accounts shall be evidenced by, notes, trade acceptances or instruments or documents, or if any Inventory is covered by documents of title or chattel paper, whether or not negotiable, and if required by Lender, immediately deliver them to Lender appropriately endorsed. Borrower waives protest regardless of the form of the endorsement. If Borrower fails to endorse any instrument or document, Lender is authorized to endorse it on Borrower's behalf.

     6.12 United States Contracts. If any of the Accounts arises out of a contract with the United States or any of its departments, agencies or instrumentalities, immediately notify Lender, and if required by Lender, execute any necessary instruments in order that all money due or to become due under such contract shall be assigned to Lender and proper notice of the assignment given under the Federal Assignment of Claims Act.

     6.13 Further Assurances. From time to time, execute and deliver such further documents and take such further actions as Lender may reasonably request in order to carry out the purposes of this Agreement, the Relevant Documents and any other instruments, documents and agreements which shall be executed concurrently herewith or hereafter with regard to the transactions contemplated by this Agreement.

     6.14 Related Entities. Cause each Related Entity to comply with the following covenants, to the extent relevant to such Person, as if stated with reference to such Person: 6.1, 6.2, 6.3, 6.4 (provided such adverse event has resulted in or may result in a Material Adverse Effect on such Related Entity), 6.5(a), 6.5(d) (as to annual statements only), 6.5(j), 6.5(m), 6.6 (only upon the occurrence and during the continuance of a Default or Event of Default), 6.7(a) (insofar as such covenant requires Guarantor to maintain at its own expense public liability and third party property damage insurance), 6.8 (as to the covenant to maintain its assets in good condition and repair and preserve its assets and properties from loss, damage or destruction), 6.10 (as to the covenant to maintain complete and accurate books and records of all of its operations and properties) and 6.13.

7.   NEGATIVE COVENANTS

Borrower covenants and agrees that, until full and final payment and performance of the Obligations, Borrower shall not, unless Lender shall otherwise consent in writing:

     7.1 No Consolidation, Merger, Acquisition, Liquidation. Enter into any merger, consolidation, reorganization or recapitalization; take any steps in contemplation of dissolution or liquidation; conduct any part of Borrower's business through any corporate subsidiary, unincorporated association or other entity not disclosed on Schedule 5.15; or acquire the stock or assets of any Person, whether by merger, consolidation, purchase of stock or otherwise.

     7.2 Disposition of Assets or Collateral. Sell, lease, or otherwise transfer or dispose of any or all of the Collateral or other assets of Borrower, other than the sale of Inventory in the ordinary course of business and the retirement of other assets in the normal course of operations.

     7.3 Liens. Incur, create or permit to exist any Encumbrance, conditional sale or other title retention agreement, financing lease having substantially the same effect as any of the foregoing, or other preferential arrangement of any type, in each case upon or with respect to any assets of Borrower, whether now owned or hereafter acquired, except Permitted Encumbrances and to secure any Liabilities incurred to the extent permitted under Section 7.4 hereof.

     7.4 Liabilities. Incur, create, assume or permit to exist any Liability secured by an Encumbrance except: (a) the Obligations; (b) Liabilities subordinated to payment of the Obligations on terms approved by Lender in writing; (c) those Liabilities existing on the date of this Agreement and shown in the financial statements identified on Schedule 5.5; and (d) Liabilities incurred in the ordinary course of Borrower's business in any fiscal year in an aggregate amount in excess of $100,000.00.

     7.5 Loans. Make loans to any Person (other than to NQL Inc., provided, however, any such loans are subject to the provisions of the Subordination Agreement) and travel advances to employees made in the ordinary course of business.

     7.6 Guaranties; Contingent Liabilities.

          (a) Assume, guarantee, endorse, contingently agree to purchase or otherwise become liable upon the obligation of any Person, except by the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business, or

          (b) Agree to maintain the working capital or net worth of any Person or to make investments in any Person (except for short-term investments of excess cash as herein permitted).

     7.7 Dividends and Other Distributions. Declare or pay any cash dividend or make any distribution on, or redeem, retire or otherwise acquire, directly or indirectly, any shares of its stock, or make any distribution of assets to its stockholders, except as otherwise authorized in the Subordination Agreement.

     7.8 Transactions with Affiliates. Enter into any transaction with any Affiliate of Borrower on a basis less favorable in any material respect to Borrower than if such transactions were not with such a Person.

     7.9 Sale of Inventory. Sell any of the Inventory on a bill-and-hold, guaranteed sale, sale-and-return, sale on approval or consignment basis, or any other basis subject to a repurchase obligation or return right.

     7.10 Removal of Collateral. Remove, or cause or permit to be removed, any of the Collateral or other assets from the premises identified on Schedule 5.13 to this Agreement, except for sales of Inventory in the ordinary course of business.

     7.11 Transfer of Notes or Accounts. Sell, assign, transfer, discount or otherwise dispose of any Accounts or any promissory note or other instrument payable to it with or without recourse, except for collection without recourse in the ordinary course of business.

     7.12 Settlements. Compromise, settle or adjust any claim in a material amount relating to any of the Collateral.

     7.13 Modification of Governing Documents. Make or permit any material change, alteration or modification of its Certificate of Incorporation or Bylaws.

     7.14 Change of Business. Cause or permit a change in the nature of its business as conducted on the date of this Agreement.

     7.15 Change of Location or Name. Change any of the following: (a) the location stated in Section 5.12 for the maintenance of the books and records relative to the Accounts and any of the other Borrower Collateral, (b) the location of the principal place of business or chief executive office of Borrower as stated in Section 5.14, (c) the locations at which Borrower conducts any of its business or operations set forth in Schedule 5.14, (d) the location of the Borrower Collateral set forth in Section 5.13 and Schedule 5.13, or (e) the name under which Borrower conducts any of its business or operations.

     7.16  Change  of  Accounting  Practices.   Change  its  present  accounting
principles or practices in any material respect, except as may be required by changes in GAAP.

     7.17 Inconsistent Agreement. Enter into any agreement containing any provision that would be violated by the performance of the Obligations or Borrower's obligations under any document delivered or to be delivered by it in connection with this Agreement or any Relevant Document.

     7.18 Related Entities. Cause, suffer or permit any Related Entity to fail to observe any of the following covenants, as if stated with reference to such Related Entity, provided, however, such negative covenants shall not be deemed to be breached unless such Related Entity's failure to comply with any such covenant is reasonably likely to result in a Material Adverse Effect on such Related Entity: Sections 7.1, 7.2, 7.3, 7.6, 7.8, 7.14 and 7.17.

8.   CONDITIONS TO MAKING EXTENSIONS OF CREDIT

     8.1 Initial Extension of Credit. The obligation of Lender to make the first Revolving Loan hereunder is subject to the satisfaction or waiver by Lender of
each  of  the   following   conditions   precedent:

          (a) Loan and Security Agreement/Relevant Documents. Receipt by Lender of a fully-executed copy of this Agreement and all Relevant Documents.

          (b) Schedules. Receipt by Lender of all schedules to this Agreement prepared by Borrower and Lender's determination that any exceptions shown on such schedules are satisfactory.

          (c) Financing Statements. Receipt by Lender of all UCC financing statements required by it, each signed by the applicable party.

          (d) Landlord's/Mortgagee/Warehouse Waivers. Receipt by Lender of waivers, in form and substance satisfactory to Lender and its counsel, for each real property location either occupied by Borrower or any Guarantor, or where Collateral is located, executed by the owner and/or lessor and/or mortgagee and/or operator of such location.

          (e) Guaranty Agreements. Receipt by Lender of a guaranty agreement executed by each Guarantor in form and substance acceptable to Lender and its counsel and each together with any document to be delivered in connection therewith.

          (f) Lockbox/Blocked Account Agreements. Receipt by Lender of executed Lockbox and/or Blocked Account agreements as Lender shall require, in form and substance acceptable to Lender.

          (g) Insurance. Receipt by Lender of (i) copies of insurance policies with respect to all Collateral, containing a long-form lender loss payable and/or mortgagee endorsements, as applicable, satisfactory to Lender and which in all other respects comply with the requirements hereof and any insurance requirements set forth in the Relevant Documents, and (ii) a current insurance certificate for all such policies identifying Lender as loss payee and additional insured as to liability.

          (h) Searches. Receipt by Lender of lien, judgment, and good standing searches satisfactory to Lender.

          (i) Appraisals. Receipt by Lender of, and satisfaction of Lender with, an appraisal of the Collateral.

          (j) Collateral Examination. Completion by Lender of a Collateral examination update in form and substance, and with results, satisfactory to Lender.

          (k) Completion of Due Diligence. Receipt by Lender of all information requested from Borrower in connection with Lender's due diligence review of Borrower and all other parties, including, without limitation, credit and background investigations on John DeVito, and completion of such review by Lender, with results satisfactory to Lender.

          (l) Governing Documents. Receipt by Lender of the following documents for Borrower and each Guarantor which is not a natural Person:

               (i) a copy of its articles and/or certificate of incorporation or certificate of formation certified as true and correct by the President of such Person or other officer of such Person who is acceptable to Lender;

               (ii) good  standing  certificates  issued by the  Secretaries  of
                    State of the state where incorporated or formed and each state where required to be qualified to do business, each dated not more than 30 days prior to the date hereof;

               (iii)resolutions   of  its   board  of   directors   or   members
                    authorizing the execution of this Agreement and the Relevant Documents and their performance pursuant thereto, certified by an officer or managing member as being true, correct, complete and in effect as of the date hereof and in form and substance satisfactory to Lender;

               (iv) a  copy  of its  by-laws  or  operating  agreement  and  all amendments thereto, certified by an authorized officer or managing member as being true, correct, complete and in effect;

               (v) an incumbency certificate showing the names of its officers, their respective titles and signatures and its directors and shareholders or members and managers; and

               (vi) such  other  documents,   instruments,   records,  opinions,
                    assurances and papers relating to Borrower or any Guarantor as Lender or its counsel may reasonably require, all in form and substance satisfactory to Lender and its counsel.

          (m) Opinion of Counsel. Receipt by Lender of an opinion of counsel to Borrower and Guarantors, addressed to Lender and in all respects satisfactory to Lender and its counsel.

          (n) Estoppel Certificate. Receipt by Lender of a certificate, dated as of the date hereof and executed by an Authorized Person, stating that, as of such date, there has been no adverse change in the business, assets, operations, prospects or condition, financial or otherwise, of the Borrower, that all representations and warranties set forth in Section 5 and in the Relevant

Documents are true and accurate as of the date hereof; that there are no material pending or, to Borrower's knowledge, threatened litigation or material contingent obligations in existence; and to such further effect as the Lender or its counsel may reasonably require.

          (o) No Default Certificate. Receipt by Lender of a certificate, dated as of the date hereof and executed by an Authorized Person, stating that, as of such date, no Event of Default or Default exists and to such further effect as Lender or its counsel may reasonably require.

          (p) Payoff Letters. If applicable, receipt by Lender of payoff letters from each existing lender to Borrower whose loans are being repaid with proceeds of the initial Revolving Loan, in form and substance satisfactory to Lender.

          (q) Termination Statements, Etc. Receipt by Lender of all UCC termination statements, mortgage discharges and other documents and instruments of termination and release necessary so that the security interests granted to Lender pursuant to this Agreement and the Relevant Documents are first and prior liens and security interests, subject only to Permitted Encumbrances.

          (r) Review  of  Contracts.  Satisfactory   review  by  Lender  of  all
Borrower's and Guarantors' material contracts.

          (s) Fees. Receipt by Lender of all fees and expenses which are payable to Lender, its counsel, or to third-party providers of services related to the closing of this transaction.

          (t) Intentionally Omitted.

          (u) Warrant. Receipt by Lender of a fully executed warrant with respect to certain stock ownership rights issued by Guarantor with respect to the stock of Guarantor in form and substance acceptable to Lender and its counsel.

          (v) Minimum Excess Availability. Receipt by Lender of documentation evidencing a minimum excess availability under the Revolving Loan of Five Hundred Thousand Dollars ($500,000.00) after giving effect to the payment of all related fees and expenses.

          (w) Subordination Agreement. Receipt by Lender of a fully executed subordination agreement from NQL Inc. in form and substance acceptable to Lender and its counsel, which shall provide, inter alia, for Borrower's ability to make payments to NQL Inc. provided that: (i) Borrower is not in Default of any term of provision of this Agreement or any Relevant Document at or immediately after the time of such payment; and (ii) there shall be a minimum excess availability under the Revolving Loan immediately after any such payment in an amount at least equal to Five Hundred Thousand Dollars ($500,000.00).

          (x) Miscellaneous. Receipt by Lender of such other documents, instruments, records, opinions, assurances and papers as Lender or its counsel may reasonably require, all in form and substance satisfactory to Lender and its counsel.

     8.2 Conditions to All Extensions of Credit.

          (a) Lender's obligation to advance any Revolving Loan is subject to the condition that, as of the date of such Revolving Loan, no Event of Default or Default shall have occurred and be continuing and that the matters set forth in Sections 5.1 through 5.22 and the representations set forth in the Relevant Documents continue to be true and complete.

          (b) Borrower's acceptance of each Revolving Loan under this Agreement shall constitute a confirmation, as of the date of such Revolving Loan, of the matters set forth in Sections 5.1 through 5.22, of the representations set forth in the Relevant Documents, and that no Default or Event of Default then exists. If requested by Lender, Borrower shall further confirm such matters by delivery of a certificate dated the day of such Revolving Loan and signed by an Authorized Person.

9.   ADDITIONAL POWERS OF LENDER

     9.1 Powers of Lender.

          (a) Powers of Attorney. Borrower hereby constitutes and appoints Lender (and any employee or agent of Lender, with full power of substitution) its true and lawful attorney and agent in fact to take any or all of the actions described below in Lender's or Borrower's name and at Borrower's expense.

          (b) Evidence of Liens. Lender may execute such financing statements and other documents and take such other actions as Lender deems necessary or proper in order to create, perfect or continue the security interests and other liens provided for by this Agreement or any of the Relevant Documents, and Lender may file the same (or a photocopy of appropriate portions of this Agreement or of any financing statement signed by Borrower) in any appropriate governmental office.

          (c) Preservation of Collateral. Lender may take any and all actions that it deems necessary or proper to preserve its interest in the Collateral, including without limitation the payment of debts of Borrower that might impair the Collateral or Lender's security interest therein, the purchase of insurance on the Collateral, the repair or safeguarding of the Collateral, or the payment of taxes, assessments or other liens thereon. All sums so expended by Lender shall be added to the Obligations, shall be secured by the Collateral, and shall be payable on demand with interest at the Default Rate from the respective dates such sums are expended.

          (d) Lender's Right to Cure. In the event Borrower fails to perform any of its duties or obligations hereunder, then Lender may perform the same but shall not be obligated to do so. All sums so expended by Lender shall be added to the Obligations, shall be secured by the Collateral, and shall be payable on demand with interest at the Default Rate from the respective dates such sums are expended.

          (e) Verification of Accounts. Lender may make test verifications of any and all Accounts in any manner and through any medium Lender considers advisable, and Borrower shall render any necessary assistance.

          (f) Collections; Modification of Terms. Upon the occurrence and during the continuance of an Event of Default, Lender may demand, sue for, collect and give receipts for any money, instruments or property payable or receivable on account of or in exchange for any of the Collateral, or make any compromises it deems necessary or proper, including without limitation extending the time of payment, permitting payment in installments, or otherwise modifying the terms or rights relating to any of the Collateral, all of which may be effected without notice to or consent by Borrower and without otherwise discharging or affecting the Obligations, the Collateral or the security interest granted under this Agreement or any of the Relevant Documents.

          (g) Notification of Account Debtors. (i) Borrower, at the request of Lender, shall notify the Account Debtors of Lender's security interest in its Accounts; and (ii) Lender may notify the Account Debtors on any of the Accounts to make payment directly to Lender, and Lender may endorse all items of payment received by it that are payable to Borrower.

          (h) Notification as to Inventory. Lender may notify the bailee of any Inventory of Lender's security interest therein.

          (i) Endorsements. Lender may endorse Borrower's name on checks, notes, acceptances, drafts, invoices, bills of lading and any other documents or instruments requiring Borrower's endorsement.

          (j) Mails. Upon the occurrence and continuance of any Event of Default, Lender may notify the postal authorities to deliver all mail, parcels, and other material addressed to Borrower to Lender at such address as Lender may direct, and Lender may open and deal with same as it deems necessary or proper.

          (k) Insurance. Lender may file proofs of loss and claim with respect to any of the Collateral with the appropriate insurer, and may endorse in its own and Borrower's name any checks or drafts constituting insurance proceeds.

     9.2 Irrevocability; Lender's Discretion. Borrower covenants and agrees that any action described in Section 9.1 may be taken at Lender's sole and absolute discretion, at any time and from time to time, and whether prior or subsequent to an Event of Default, and Borrower hereby ratifies and confirms all actions so taken. Borrower further covenants and agrees that the powers of attorney granted by Section 9.1 are coupled with an interest and shall be irrevocable until full and final payment and performance of the Obligations; that said powers are granted solely for the protection of Lender's interest and Lender shall have no duty to exercise any thereof; that the decision whether to exercise any of such powers, and the manner of exercise, shall be solely within Lender's discretion; and that neither Lender nor any of its directors, officers, employees or agents shall be liable for any act of omission or commission, or for any mistake or error of judgment, in connection with any such powers.

10.  EVENTS OF DEFAULT

The occurrence of any of the following shall constitute an Event of Default:

     10.1 Failure to Pay. Borrower fails to pay (a) when due any principal of any Revolving Loan or (b) within three (3) days of when due, any interest on any Revolving Loan or any other sum owing to Lender, including without limitation any of the Obligations, other than the principal of any Revolving Loan, arising under this Agreement or any of the Relevant Documents or under any other agreement with Lender or an Affiliate of Lender;

     10.2 Failure to Perform. Borrower or any Guarantor fails to perform or observe any covenant, term or condition under Section 7 of this Agreement or Borrower or any Guarantor fails to perform or observe any other covenant, term or condition of this Agreement or the Relevant Documents (other than as referenced in this Section 10) and such failure shall continue for fifteen (15) days after notice thereof to Borrower from Lender, provided such failure is curable and such covenant, term or condition does not specify a notice and cure period;

     10.3 Cross Default; Default on Other Debt. Failure to pay any indebtedness for borrowed money in an aggregant amount in excess of $20,000 of Borrower or of any Guarantor to any third party (except as contemplated in the Subordination Agreement); or a default occurs under or in respect of indebtedness for borrowed money in an aggregant amount in excess of $20,000 of Borrower or of any Guarantor to any third party that entitles such third party to declare such indebtedness or other obligation due prior to its date of maturity (except as contemplated in the Subordination Agreement);

     10.4 False Representation or Warranty. Any representation, warranty or statement contained in this Agreement, in any of the Relevant Documents or in any other writing delivered to Lender in connection with the Collateral, this Agreement or any of the transactions contemplated hereby or thereby, proves to have been incorrect in any material respect when made or deemed made;

     10.5 Cessation of Business. Borrower or any Guarantor ceases to do business as a going concern;

     10.6 Change in Condition. There occurs any Material Adverse Effect which, in the opinion of Lender, impairs Lender's security or increases its risks;

     10.7 Change of Control. At any time NQL Inc. does not own all of the equity interest in Borrower.

     10.8 Change in Management. At any time John DeVito ceases to be involved in the daily management of Borrower and a replacement reasonably satisfactory to Lender is not appointed and acting in the capacity of president or chief operating officer of Borrower within sixty (60) days after John DeVito ceases to be so involved.

     10.9 Insecurity. At any time Lender reasonably believes that the prospect of payment or performance of any of the Obligations is impaired;

     10.10 Liquidation  or   Dissolution.  Borrower or any  Guarantor  takes any
action to authorize its liquidation or dissolution;

     10.11 Inability to Pay Debts. Borrower or any Guarantor (a) becomes unable or fails to pay its debts generally as they become due, (b) admits in writing its inability to pay its debts, or (c) proposes or makes a composition agreement with creditors, a general assignment for the benefit of creditors, or a bulk sale;

     10.12 Bankruptcy; Insolvency. Any proceeding is instituted by or against Borrower or any Guarantor (a) seeking to adjudicate it bankrupt or insolvent, or seeking reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or (b) seeking appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property, or Borrower takes any action to authorize or consent to any action described in this Section 10.12.

     10.13 Judgments. One or more judgments or orders for the payment of money exceeding Twenty Thousand Dollars ($20,000.00) in the aggregate are rendered against Borrower or any Guarantor, and, if adequate reserves have not been established therefor (as determined in Lender's discretion), any such judgment(s) or order(s) continues unsatisfied and not effectively stayed for a period of thirty (30) or more consecutive days;

     10.14 Attachment. Any part of the assets of Borrower or any Guarantor which Lender deems material becomes subject to attachment, execution, levy or like process which shall not have been effectively stayed;

     10.15 Condemnation. Any governmental agency, or other entity with power to do so, commences proceedings to condemn, seize or expropriate assets of Borrower or any Guarantor necessary for the conduct of Borrower's or any Guarantor's business as conducted on the date of this Agreement, without material change, or Borrower or any Guarantor abandons such assets or suspends operation thereof for a period of thirty (30) or more consecutive days;

     10.16 Loss of Lien. Any security interest or lien granted by this Agreement or the Relevant Documents that has been perfected and thereafter ceases to be a valid, binding, enforceable and perfected first priority security interest in or lien on the Collateral.

     10.17 Environmental Laws. Non-compliance by Borrower or any Guarantor with any Environmental Laws, if such non-compliance results in or could result in a Material Adverse Effect;

     10.18 Necessary Licenses. Non-compliance with or loss or failure by the Borrower or any Guarantor to obtain or maintain any necessary license, permit, approval, certification, agreement or accreditation issued by any licensor or Governmental Authority material to them or their property or business, or authorization, if such non-compliance, loss or failure results in or could result in a Material Adverse Effect;

     10.19 ERISA. With respect to any Plan, there occurs or exists any of the events or conditions described in the following clauses (a) through (h) and such event or condition, together with all like events or conditions, could in the opinion of Lender subject Borrower to any tax, penalty or other liability that might, singly or in the aggregate, have a Material Adverse Effect: (a) a reportable event as defined in Section 4043 of ERISA, (b) a prohibited transaction as defined in Section 406 of ERISA or
Section 4975 of the Code, (c) termination of such Plan or filing of notice of intention to terminate, (d) institution by the PBGC of proceedings to terminate, or to appoint a trustee to administer, such Plan, or circumstances that constitute grounds for any such proceedings, (e) complete or partial withdrawal from a multiemployer Plan, or the reorganization, insolvency or termination of a multiemployer Plan, (f) an accumulated funding deficiency within the meaning of ERISA, (g) violation of the reporting, disclosure or fiduciary responsibility requirements of ERISA or the Code, or (h) any act or condition which could result in direct, indirect or contingent liability to any Plan or the PBGC; or

     10.20 Guaranty. Any guaranty of any of the Obligations ceases to be effective or any Guarantor denies liability thereunder or revokes his or its guaranty, or there shall occur the death or incompetence of any Guarantor who is a natural Person.

11.  REMEDIES

     11.1 Rights in General. Automatically upon the occurrence of an Event of Default described in Section 10.12, and at the option of Lender upon the occurrence of any other Event of Default, (a) all provisions for additional Revolving Loans under this Agreement shall terminate, (b) the principal and interest of the Revolving Loans, all other amounts payable under this Agreement and all other Obligations shall become and be immediately due and payable, without presentment, demand, protest, or further notice of any kind, all of which are hereby expressly waived by Borrower, and (c) Lender shall be entitled to exercise forthwith (to the extent and in such order as Lender may elect, in its sole and absolute discretion) any or all rights and remedies provided for in this Agreement or any Relevant Documents, all rights and remedies of a secured party under the UCC, and all other rights and remedies that may otherwise be available to Lender by agreement or at law or in equity.

     11.2 Specific Rights Regarding Collateral. In addition to the rights as stated generally in Section 11.1, Borrower agrees that, upon the occurrence of an Event of Default, Lender shall be entitled to the rights and remedies, and Borrower shall have the obligations, set forth below:

          (a) Lender may enter upon the premises where any of the Collateral is located and take possession thereof and, at Lender's option, remove or sell in place any or all thereof.

          (b) Upon notice from Lender, Borrower shall promptly at its expense assemble any or all of the Collateral and make it available at a reasonably convenient place designated by Lender.

          (c) Lender may, with or without judicial process, sell, lease or otherwise dispose of any or all of the Collateral at public or private sale or proceedings, by one or more contracts, in one or more parcels, at the same or different times and places, with or without having the Collateral at the place of sale or other disposition, to such persons or entities, for cash or credit or for future delivery and upon such other terms, as Lender may in its discretion deem best in each such matter. The purchaser of any of the Collateral at any such sale shall hold the same free of any equity of redemption or other right or claim of Borrower, all of which - together with all rights of stay, exemption or appraisal under any statute or other law now or hereafter in effect - Borrower hereby unconditionally waives and releases to the fullest extent permitted by law. If any of the Collateral is sold on credit or for future delivery, Lender shall not be liable for the failure of the purchaser to pay for same and, in the event of such failure, Lender may resell such Collateral.

          (d) Borrower hereby further agrees that notice of the time and place of any public sale, or of the time after which any private sale or other intended disposition or action relating to any of the Collateral is to be made or taken, shall be deemed commercially reasonable notice thereof, and shall satisfy the requirements of any applicable statute or other law, if such notice
(i) is delivered not less than five (5) Business Days prior to the date of the sale, disposition or other action to which the notice relates, or (ii) is mailed (by ordinary first class mail, postage prepaid) not less than ten (10) Business Days prior thereto. Lender shall not be obligated to make any sale or other disposition or take other action pursuant to such notice and may, without other notice or publication, adjourn or postpone any public or private sale or other disposition or action by announcement at the time and place previously fixed therefor, and such sale, disposition or action may be held or accomplished at any times or places to which the same may be so adjourned or postponed.

          (e) Lender may purchase any or all of the Collateral at any public sale and may purchase at private sale any of the Collateral that is of the type customarily sold in a recognized market or the subject of widely distributed price quotations or as may be further permitted by law. Lender may make payment of the purchase price for any Collateral by credit against the then outstanding amount of the Obligations.

          (f) Lender may at its discretion retain any or all of the Collateral and apply the same in satisfaction of part or all of the Obligations.

          (g) Any cash proceeds of sale, lease or other disposition of Collateral shall be applied as follows:

          First: To the expenses of collecting, enforcing, safeguarding, holding and disposing of Collateral, and to other expenses of Lender in connection with the enforcement of this Agreement, any of the other Relevant Documents, or any other agreement relating to any of the Obligations (including without limitation court costs and the reasonable fees and expenses of attorneys, accountants and appraisers), together with interest at the Default Rate from the respective dates such sums are expended;

          Second: Any surplus then remaining to the payment of interest and principal of the Revolving Loans and other sums payable as part of the Obligations, in such order as Lender elects; and

          Third: Any surplus then remaining to Borrower or whoever may be lawfully entitled thereto.

     11.3 Set-Off. Borrower further agrees that:

          (a) Upon the occurrence of an Event of Default, Lender is hereby authorized at any time and from time to time, without notice to Borrower (any such notice being expressly waived by Borrower), to set off and apply (or cause any Affiliate of Lender to set off and apply) any and all deposits (including general or special, time or demand, provisional or final but excluding Keogh or other trust accounts) at any time held and other indebtedness at any time owing by Lender or such Affiliate to or for the credit or the account of Borrower, against any or all of the Obligations of Borrower now or hereafter existing under this Agreement irrespective of whether or not Lender shall have made any demand and although such Obligations may be unmatured.

          (b) Any such set-off shall be deemed to have occurred upon the occurrence of such Event of Default, notwithstanding that the book entries relating to same may be made at a later date.

     11.4 Cumulative Remedies; No Waiver by Lender. No remedy referred to in this Agreement (including the right of set-off) is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to in this Agreement or otherwise available to Lender by agreement or at law or in equity, and Lender may exercise its remedies concurrently, independently, or successively. No express or implied waiver by Lender of any Default or Event of Default shall in any way be, or be construed to be, a waiver of any future or subsequent Default or Event of Default. The failure or delay of Lender in exercising any rights granted it hereunder upon any occurrence of any of the contingencies set forth herein shall not constitute a waiver of any such right upon the continuation or recurrence of any such contingency or similar contingencies, and any single or partial exercise of any particular right by Lender shall not exhaust the same or constitute a waiver of any other right.

     11.5 Waivers and Agreements Relating to Remedies. In connection with any action or proceeding arising out of or relating in any way to this Agreement, any of the Revolving Loans, any of the Relevant Documents, any other agreement relating to any of the Obligations, any of the Collateral, or any act or omission relating to any of the foregoing:

          (a) Borrower waives personal service of any summons, complaint or other process in connection with any such action or proceeding and agrees that service thereof may be made, as Lender may elect, by certified mail directed to Borrower at the location provided for notices to Borrower under this Agreement or, in the alternative, in any other form or manner permitted by law;

          (b) Borrower agrees that all of the Collateral constitutes equal security for all of the Obligations, and agrees that Lender shall be entitled to sell, retain or otherwise deal with any or all of the Collateral, in any order or simultaneously as Lender shall determine in its sole and absolute discretion, free of any requirement for the marshaling of assets or other restriction upon Lender in dealing with the Collateral; and

          (c) Borrower agrees that Lender may proceed directly against Borrower for collection of any or all of the Obligations without first selling, retaining or otherwise dealing with any of the Collateral.

12.  ADDITIONAL WAIVERS AND CONSENTS OF BORROWER

     12.1 Waivers. Borrower waives demand, presentment, notice of dishonor and protest of any instruments either of Borrower or others which may be included in the Collateral.

     12.2 Consents. Borrower consents to (a) any extension, postponement of time of payment or other indulgence, (b) any substitution, exchange or release of Collateral, (c) any addition to, or release of, any party or person primarily or secondarily liable, and (d) any acceptance of partial payments on any Accounts or instruments and the settlement, compromising or adjustment thereof.

     12.3 Applications of Payments. Borrower consents and agrees that, whether or not an Event of Default shall have occurred, Lender shall be entitled to apply the proceeds of any payment made to Lender by or on behalf of Borrower, including, without limitation, any and all proceeds arising from any of the Collateral securing the obligations of Borrower to Lender, in the manner and against the obligation or obligations as determined in the sole and absolute discretion of Lender.

13.  TERMINATION OF AGREEMENT

     13.1 Termination by Lender. Upon the Termination Date, (a) all provisions for additional Revolving Loans under this Agreement shall terminate, (b) the principal and interest of the Revolving Loans, and all other Obligations, shall become and be immediately due and payable, without presentment, demand, protest, or further notice of any kind, all of which are hereby expressly waived by Borrower, and (c) Lender shall be entitled to exercise forthwith (to the extent and in such order as Lender may elect, in its sole and absolute discretion) any or all of the rights and remedies referred to in Section 11 for the collection of such amounts.

13.2 Termination by Borrower.

     Borrower may terminate this Agreement as of any date that is not less than sixty (60) days, and not more than one hundred twenty (120) days, after Borrower gives written notice of its intent to terminate this Agreement, provided that on such Termination Date the principal and interest of the Loans, and all other Obligations, have been paid in full together with a termination fee of three (3%) (calculated on the total amount of the Revolving Loan facility) percent if Borrower terminates this Agreement prior to the date that is one (1) year from the date hereof.

     13.3 Effect on Revolving Loan Limit. Upon the giving of notice of termination pursuant to Section 13.2, the Revolving Loan Limit thereafter shall not exceed the principal balance of the Revolving Loans then outstanding. All other requirements for Revolving Loans shall remain unchanged.

     13.4 Mutual Release. Upon full and final payment and performance of the Obligations, Borrower and Lender shall thereupon automatically each be fully, finally and forever released and discharged from any and all claims, liabilities and obligations (except as they may relate to any indemnifications provided by Borrower to Lender hereunder and any other Obligations, duties or liabilities that expressly survive the termination of this Agreement or any Relevant
Documents, all of which are expressly intended to survive payment of the Obligations and the termination hereof whether in contract or tort, arising out of or relating in any way to this Agreement, any of the Revolving Loans, or any act or omission relating to any of the foregoing or to any of the Collateral or Relevant Documents).

14.  COSTS, EXPENSES AND TAXES

     14.1 Obligation of Borrower for Costs, Expenses and Taxes. Borrower agrees to pay on demand:

          (a) all costs and expenses (whether paid or payable by Lender) in connection with the preparation, execution, delivery and administration of this Agreement, the Relevant Documents, and the other documents to be delivered in connection with this Agreement, or any amendments to any of the foregoing (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for Lender and the cost of appraisals and reappraisals of Collateral);

          (b) all losses, costs and expenses (whether paid or payable by Lender) incurred by Lender in connection with the enforcement of this Agreement, any of the Relevant Documents, or any other agreement relating to any of the Obligations, or in the preservation of any rights of Lender under any thereof, or in connection with legal advice relating to the rights or responsibilities of Lender under any thereof (including without limitation court costs and the reasonable fees and expenses of attorneys, accountants and appraisers), and any expenditure made by Lender in accordance with Section 9.1(c) or (d); and

          (c) any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Agreement or any of the Relevant Documents, and all liabilities to which Lender may become subject as the result of delay in paying or omission to pay such taxes.

     14.2 Reimbursements Charged to Revolving Loan. With respect to any amount advanced by Lender and required to be reimbursed by Borrower pursuant to the foregoing provisions of this Section 14, it is hereby agreed that Lender may charge any such amount to Borrower's Revolving Loan on the dates such reimbursement is made. Borrower's obligations under this Section 14 shall survive termination of the other provisions of this Agreement.

15.  INDEMNIFICATION BY BORROWER/WAIVER OF CLAIMS

     15.1 Indemnification. Borrower hereby covenants and agrees to indemnify, defend and hold harmless Lender and its officers, partners, employees and agents (collectively, the "Indemnified Parties") from and against any and all claims, damages, liabilities, costs and expenses (including with limitation, the reasonable fees and out-of-pocket expenses of counsel) which may be incurred by or asserted against Lender or any such other individual or entity in connection with (except to the extent arising out of the gross negligence or willful misconduct of any such Indemnified Party):

          (a) any investigation, action or proceeding arising out of or in any way relating to this Agreement, any of the Revolving Loans, any of the Relevant Documents, any other agreement relating to any of the Obligations, any of the Collateral, or any act or omission relating to any of the foregoing; or

          (b) any taxes, liabilities, claims or damages relating to the Collateral or Lender's liens thereon; or

          (c) the correctness, validity or genuineness of any instruments or documents that may be released or endorsed to Borrower by Lender (which shall automatically be deemed to be without recourse to Lender in any event), or the existence, character, quantity, quality, condition, value or delivery of any goods purporting to be represented by any such documents; or

          (d) any broker's commission, finder's fee or similar charge or fee in connection with the Revolving Loans and the transactions contemplated in this Agreement, provided, however, it is understood that Lender has incurred no such fee or charge with respect to this transaction.

     15.2 Savings Clause for Indemnification. To the extent that the undertaking to indemnify, pay and hold harmless set forth in this Section 15 may be unenforceable because it is violative of any law or public policy, Borrower shall contribute the maximum portion which it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all matters referred to under this Section 15.

     15.3 Waiver. To the extent permitted by applicable law, no claim may be made by Borrower or any other person against Lender or any of its affiliates, partners, officers, employees, agents, attorneys or consultants for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract, tort or any other theory of liability arising out of or related to the transactions contemplated by this Agreement or any act, omission or event occurring in connection therewith; and Borrower hereby waives, releases and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor. Neither Lender nor any of its affiliates, partners, officers, employees or agents shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement or the transactions contemplated hereby, except for its or their own gross negligence or willful misconduct.

16.  MISCELLANEOUS

     16.1 Entire Agreement; Amendments; Lender's Consent. This Agreement (including the Exhibits and Schedules thereto) and the Relevant Documents supersede, with respect to their subject matter, all prior and contemporaneous agreements, understandings, inducements or conditions between the respective parties, whether express or implied, oral or written. No amendment or waiver of any provision of this Agreement or any of the Relevant Documents, nor consent to any departure by Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     16.2 Notices. All notices and other communications relating to this Agreement (or to any of the Relevant Documents, unless otherwise specified therein) shall be in writing, and addressed as follows and sent by hand delivery, recognized overnight courier service or telecopier with confirmation of delivery:

                  If to Lender:         Keltic Financial Partners, LP
                                        555 Theodore Fremd Avenue, Suite C-301
                                        Rye, New York  10580
                                        Attn:  John P. Reilly, Managing Director
                                        Facsimile:  (914) 921-1154

                  With a copy to:       Pitney, Hardin, Kipp & Szuch LLP
                                        200 Campus Drive
                                        Florham Park, NJ 07932
                                        Attn:  Peter A. Forgosh, Esq.
                                        Facsimile:  (973) 966-1550

                  If to Borrower:       Delta Computec Inc.
                                        900 Huyler Street
                                        Teterboro, New Jersey 07608
                                        Attention:  John DeVito, President
                                        Facsimile No. ______

                  With a copy to:       Morrison and Foerster
                                        19900 MacArthur Blvd.
                                        Irvine, California 92657
                                        Attention:  Richard Babcock, Esq.
                                        Facsimile No. 949-251-0900

or to such other address as the respective party or its successors or assigns may subsequently designate by proper notice. All notices shall be effective one
(1) Business Day after deposit with a courier or when received, if earlier.

The failure to transmit a copy of the notice to the foregoing counsel shall not constitute defective notice to the Borrower or Lender.

     16.3 Gender. Throughout this Agreement, the masculine shall include the feminine and vice versa and the singular shall include the plural and vice versa, unless the context of this Agreement indicates otherwise.

     16.4 Participation; Assignment. Lender shall have the right, without the necessity of any further consent or authorization by the Borrower, to sell, assign, securitize or grant participations in all, or a portion of, Lender's interest in the Revolving Loans, to other financial institutions of the Lender's choice and on such terms as are acceptable to Lender in its sole discretion. Lender shall request that each prospective participant or purchaser maintain the information and documentation submitted to such Person in confidence in accordance with their customary practices.

     16.5 Cross Default; Cross Collateral. Borrower hereby agrees that (a) all other agreements between Borrower and Lender or any of Lender's Affiliates are hereby amended so that a default under this Agreement is a default under all such other agreements and a default under any one of the other agreements is a default under this Agreement, and (b) the Collateral under this Agreement secures the Obligations now or hereafter outstanding under all other agreements between Borrower and Lender or any of Lender's Affiliates and the collateral pledged under any other agreement with Lender or any of its Affiliates secures the Obligations under this Agreement.

     16.6 Binding Effect; Governing Law. This Agreement shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns, except that Borrower shall not have the right to assign its rights or obligations hereunder or any interest herein without the prior written consent of Lender. This Agreement, the Relevant Documents and the other documents delivered in connection with this Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

     16.7 Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

     16.8 Severability of Provisions. Any provision of this Agreement or any of the Relevant Documents that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or the Relevant Documents or affecting the validity or enforceability of such provision in any other jurisdiction.

     16.9 Table of Contents; Headings. The table of contents and headings preceding the text of this Agreement are inserted solely for convenience of reference and shall not constitute a part of this Agreement or affect its meaning, construction or effect.

     16.10 Exhibits and Schedules. All of the Exhibits and Schedules to this Agreement are hereby incorporated by reference herein and made a part hereof.

     16.11 Further Assurances. The Borrower shall execute and deliver from time to time, such additional instruments, certificates and documents, and shall take all actions, as the Lender shall reasonably request for the purpose of implementing or effectuating the provisions of this

Agreement, or any Relevant Document, and upon the exercise by the Lender of any power, right, privilege or remedy pursuant to this Agreement or any Relevant Document, which require any consent, approval, registration, qualification or authorization of any Governmental Authority, execute and deliver all applications, certifications, instruments and other documents and papers that the Lender that may be so required to obtain.

17.  FURTHER ACKNOWLEDGMENTS AND AGREEMENTS OF BORROWER AND LENDER

     17.1 General Acknowledgments.

          (a) Borrower and Lender acknowledge and agree that they (i) have independently reviewed and approved each and every provision of this Agreement, including the Exhibits and Schedules attached hereto and any and all other documents and items as they or their counsel have deemed appropriate, and (ii) have entered into this Agreement and have executed the closing documents voluntarily, without duress or coercion, and have done all of the above with the advice of their legal counsel.

          (b) Borrower and Lender acknowledge and agree that, to the extent deemed necessary by them or their counsel, they and their counsel have independently reviewed, investigated and/or have full knowledge of all aspects of the transaction and the basis for the transaction contemplated by this Agreement and/or have chosen not to so review and investigate (in which case, Borrower acknowledges and agrees that it has knowingly and upon the advice of counsel waived any claim or defense based on any fact or any aspect of the transaction that any investigation would have disclosed), including without limitation:

               (i) the risks and benefits of the various waivers of rights contained in this Agreement, including but not limited to, the waiver of the right to a jury trial; and

               (ii) the adequacy of the  consideration  being  transferred under this Agreement, including the adequacy of the consideration for the mutual release as set forth in Section 13.4.

          (c) Borrower has made its own investigation or elected not to make such investigation as to all matters it deems material to this transaction and has not relied on any statement of fact or opinion, disclosure or non-disclosure of Lender, and has not been induced by Lender in any way, except for the consideration recited herein, in entering into this Agreement and executing the closing documents contemplated hereby, and further acknowledges that Lender has not made any warranties or representations of any kind in connection with this transaction except as specifically set forth herein or in the documents executed in conjunction with this Agreement, and Borrower is not relying on any such representations or warranties.

          (d)   Borrower   acknowledges   and   agrees   that,   after   careful
consideration, it does not deem any matter not reviewed or investigated by it to be material to this Agreement and the transactions contemplated hereby.

     17.2 WAIVER OF JURY TRIAL.

     BORROWER AND LENDER ACKNOWLEDGE AND AGREE THAT ANY SUIT, ACTION OR PROCEEDING, WHETHER CLAIM OR COUNTERCLAIM, BROUGHT OR INSTITUTED BY BORROWER OR LENDER ON OR WITH RESPECT TO ANY REVOLVING LOANS, THE OBLIGATIONS OR THE RELEVANT DOCUMENTS OR THE DEALINGS OF THE PARTIES WITH RESPECT HERETO OR THERETO SHALL BE TRIED ONLY BY A COURT AND NOT BY A JURY AND EACH PARTY HEREBY WAIVES THE RIGHT TO TRIAL BY JURY. BORROWER AND LENDER AGREE THAT THIS SECTION IS A MATERIAL AND SPECIFIC ASPECT OF THIS AGREEMENT AND LENDER WOULD NOT EXTEND CREDIT IF THE WAIVER SET FORTH IN THIS SECTION WAS NOT PART OF THIS AGREEMENT.

     17.3 Consent to Jurisdiction; Service of Process.

          (a) Borrower and Lender consent to the jurisdiction of the State Supreme Court in the County of Westchester, New York, and of the Federal District Courts in the Southern District of New York; irrevocably waive any objection they may now or hereafter have to the laying of venue of any suit, action or proceeding enumerated in Section 17.2 in such courts; and further irrevocably waive any right and agree not to claim or object that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum

          (b) Borrower waives personal service of any summons, complaint or other process in connection with any such action or proceeding and agrees that service thereof may be made as Lender may elect, by certified mail directed to Borrower at the location provided for notices to Borrower under this Agreement or, in the alternative, in any other form or manner permitted by law.

     17.4 ACKNOWLEDGMENT OF WAIVERS. THIS AGREEMENT PROVIDES FOR THE WAIVER OF CERTAIN RIGHTS AND REMEDIES. BORROWER ACKNOWLEDGES THAT IT IS REPRESENTED BY COUNSEL (OR HAS HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL) AND THAT SUCH COUNSEL HAS REVIEWED AND EXPLAINED THE MEANING OF THESE WAIVERS TO BORROWER.

                            [Signature Page Follows]

     IN WITNESS WHEREOF, the undersigned have set their hands and seals or caused these presents to be executed by their proper corporate officers and sealed with their seal the day and year first above written.

                                    DELTA COMPUTEC INC.



                                    By: /s/ John DeVito
                                        ----------------------------------------
                                    Name:  John DeVito
                                    Title:    President
Attest:


By: /s/ Mary Metrick
    ------------------------
Name:  Mary Metrick
Title:  Assistant Secretary

                                    KELTIC FINANCIAL PARTNERS, LP
                                    By:     Keltic Financial Services LLC,
                                            General Partner

                                            By: /s/ John P. Reilly
                                                --------------------------------
                                            Name:  John P. Reilly
                                            Title: Managing Director

                                    EXHIBIT A

                           BORROWING BASE CERTIFICATE

                                    EXHIBIT B

                               NOTICE OF BORROWING


To:      Keltic Financial Partners, LP
         555 Theodore Fremd Avenue, Suite C-301
         Rye, New York 10580
         Attention:  John P. Reilly

Date:

Pursuant to that certain Loan and Security Agreement dated May __, 2001, as amended and as the same may be further amended from time to time (the "Agreement"), we hereby give you this Notice of Borrowing with respect to Revolving Loans outstanding or to be made to the Borrower pursuant to the
Agreement:

         (i)      Requested Amount:       $___________
         (ii)     Requested Date of Funding: ___________
         (iii)    Purpose of Borrowing: _______________________




                                    [---------------------------------]



                                    By:
                                        ----------------------------------------
                                    Name:
                                    Title:

                                    EXHIBIT C

                                 REVOLVING NOTE

                                   SCHEDULE 1
                       DESCRIPTION OF BORROWER COLLATERAL

          "Collateral" shall mean all of the following:

     (a) "Account" -- all items described in the UCC definition thereof and all of the following, whether or not so described (in all cases whether now existing or hereafter created): all obligations of any kind at any time due or owing to Borrower and all rights of Borrower to receive payment or any other consideration (whether classified under the UCC or the law of any other state as accounts, accounts receivable, contract rights, chattel paper, General Intangibles, or otherwise) including without limitation invoices, contract rights, accounts receivable, general intangibles, choses-in-action, notes, drafts, acceptances, instruments and all other debts, obligations and liabilities in whatever form owing to Borrower from any person, firm, corporation, governmental authority or other entity, together with all security for any thereof, and all of Borrower's rights to goods sold (whether delivered, undelivered, in transit or returns), represented by any thereof, together with all proceeds and products of any of the foregoing.

     (b) "Equipment" -- all items described in the UCC definition thereof and all of the following, whether or not so described (in all cases whether now owned or hereafter acquired by Borrower and wherever located): all equipment, machinery, furniture, fixtures, motor vehicles, parts, supplies and tools, and all other tangible personal property similar to any of the foregoing, and all repairs, modifications, alterations, replacements, additions, controls and operating accessories therefor and proceeds and products thereof.

     (c) "General Intangibles" -- all items described in the UCC definition thereof and all of the following whether or not so described, owned by Borrower or in which Borrower has any right, title or interest, whether now owned or in existence or hereafter created or acquired, and including, without limitation, all of the following, whether or not so described: any chose in action, cause of action, business records, deposit account, letter of credit rights, invention, design, patent, patent application, trademark, trademark application, service mark, service mark application, trade name, trade name application, trade secret, goodwill, copyright, copyright application, registration, license, franchise, customer list, tax refund claim, computer program, claims under guaranties, security interests, rights to indemnification or any other intangible property of any kind or nature (other than an Account).

     (d) "Inventory" -- all items described in the UCC definition thereof and all of the following, whether or not so described (in all cases whether now owned or hereafter acquired by Borrower and wherever located): all goods, merchandise or other personal property held for sale or lease or to be furnished under labels and other devices, names or marks affixed thereto for purposes of selling or identifying the same or the seller or manufacturer thereof, and all right, title and interest of Borrower therein and thereto; all raw materials, work or goods in process; and all materials and supplies of any kind or description used or usable in connection with the manufacture, packaging, shipping, advertisement, sale or finishing of any of the foregoing, together with all proceeds and products of any of the foregoing.

          (e) Merchandise, which shall include all goods and returned or repossessed Inventory, whether now owned or hereafter acquired.

          (f) Any claims of Borrower against third parties for loss or damage to, or destruction of, any and all of the foregoing, all guarantees, security and liens for payment of any Accounts and documents of title, policies, certificates of insurance, insurance proceeds, securities, chattel paper, and Relevant Documents and instruments evidencing or pertaining thereto, and all files, correspondence, computer programs, tapes, discs and related data processing software owned by Borrower or in which Borrower has an interest which contain information identifying any one or more of the items in (a), (b), (c),
(d) and (e) above, this subsection (f), or (g) or (h) below, or any Account Debtors, showing the amounts owed by each, payments thereon or otherwise necessary or helpful in the realization thereon or the collection thereof.

          (g) Any and all monies, securities, drafts, notes, contracts leases, licenses, General Intangibles, and other property of Borrower, including customer lists and all proceeds and products thereof, and all other assets of Borrower, now or hereafter held or received by or in transit to Lender from or for Borrower, or which may now or hereafter be in the possession of Lender or as to which Lender may now or hereafter control possession, by documents of title or otherwise, whether for safekeeping, custody, pledge, transmission, collection or otherwise, and any and all deposits, general or special, balances, sums, proceeds and credits of Borrower, and all rights and remedies which the Borrower might exercise with respect to any of the foregoing, but for the execution of this Agreement in favor of Lender.

          (h) All Borrower's right, title and interest throughout the world, in and to the trade secrets' rights in the information regarding computer software programs developed by or for the Borrower, including without limitation, the right to prevent all persons, including Borrower, from using the programs or from using and transferring the information contained therein without authorization.

          (i) All proceeds, including insurance proceeds, and products of the Collateral.

                      SCHEDULE 5.5 -- FINANCIAL STATEMENTS

                   SCHEDULE 5.19 -- ENVIRONMENTAL DISCLOSURES

                                      None